UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549
                         ----------

                  SCHEDULE 14A INFORMATION

                       Proxy Statement
 Pursuant to Section 14(a) of the Securities Exchange Act of
                            1934

                 Filed by the Registrant |X|
       Filed by a Party other than the Registrant |_|

                 Check the appropriate box:
 |X| Preliminary Proxy Statement        |  | Confidential,
                    For Use of Commission
                    Only (as permitted by
                      Rule 14a-6(e)(2))
               |_| Definitive Proxy Statement
             |_| Definitive Additional Materials
          |_| Soliciting Material Under Rule 14a-12


            COMMODORE APPLIED TECHNOLOGIES, INC.

      (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------
(Names of Person(s) Filing Proxy Statement, if Other Than the
                         Registrant)

     Payment of Filing Fee (Check the appropriate box):

                    | X | No fee required

|  | Fee computed on table below per Exchange Act Rules 14a-
                      6(i)(1) and 0-11.


 (1) Title of each class of securities to which transaction
                          applies:

-------------------------------------------------------------

   (2) Aggregate number of securities to which transaction
                          applies:

-------------------------------------------------------------

 (3) Per unit price or other underlying value of transaction computed pursuant
to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is
        calculated and state how it was determined):

-------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:


-------------------------------------------------------------

                     (5) Total fee paid:


-------------------------------------------------------------

    |  | Fee paid previously with preliminary materials:

-------------------------------------------------------------

 |  | Check box if any part of the fee is offset as provided
                         by Exchange
 Act Rule 0-11(a)(2)  and identify the filing for which the
                         offsetting
 fee was paid  previously.  Identify the previous filing by
                        registration
statement number, of the form or schedule and the date of its filing.

                 (1) Amount previously paid:


-------------------------------------------------------------

      (2) Form, Schedule or Registration Statement no.:


-------------------------------------------------------------

                      (3) Filing Party:


-------------------------------------------------------------

                       (4) Date Filed:


-------------------------------------------------------------

PROXY STATEMENT
   AND NOTICE OF

          2003


     ANNUAL
STOCKHOLDERS
          MEETING





           COMMODORE APPLIED TECHNOLOGIES, INC.

NOTICE OF 2003 ANNUAL
MEETING OF STOCKHOLDERS
------------------------------------------------------

 Time:         11:00 a.m. on Tuesday, February 8, 2005


 Place:        The Fitzpatrick Hotel
               687 Lexington Avenue
               New York, NY 10022

 Items of
 Business:

               1)   To elect directors.

               2) To authorize our Board of Directors in its discretion, to amend our Certificate of Incorporation to effect a reverse stock split in a ratio of between 1-for-10 and 1-for-20, without further approval of our stockholders.

               3) To ratify the Company's selection of independent auditors.

               4) To transact other business properly coming before the meeting.


 Who Can Vote: You can vote if you were a stockholder of
               record on December 14, 2004.

 Annual Report: A copy of our 2003 Annual Report on Form 10K is enclosed.


 Date of Mailing: This notice and the proxy statement are first being mailed to stockholders on or about December 28, 2004.



             By Order of the Board of Directors
                James M. DeAngelis, Secretary

                  LETTER TO THE STOCKHOLDERS





To Our Stockholders:

It is our pleasure to invite you to attend our 2003 Annual Meeting of Stockholders, which will be held this year on Tuesday, February 8, 2005, at the Fitzpatrick Hotel, 687 Lexington Avenue, New York, NY 10022. The meeting will start at 11:00 a.m. local time.

On  the  ballot at this year's meeting are company  proposals
(1) for the election of directors, (2) to authorize our Board of Directors in its discretion, to amend our Certificate of Incorporation to effect a reverse stock split in a ratio of between 1-for-10 and 1-for-20, without further approval of our stockholders, and (3) to ratify the Company's independent auditor. We also look forward to answering your questions at the meeting in the manner discussed in the proxy statement. If you will need special assistance at the meeting because of a disability, please contact James M. DeAngelis at 212-308-5800. We will not provide an interpreter for the hearing impaired.

Please note that you will need to show that you are a stockholder of Commodore to attend the annual meeting. If your shares are registered in your name, your admission card is attached to your proxy card, and you will need to bring this card with you to the meeting. If your shares are in the name of your broker or bank or you received your proxy materials electronically, you will need to bring evidence of your stock ownership, such as your most recent brokerage statement, and valid picture identification. If you do not have either an admission card or proof that you own Commodore Applied Technologies, Inc. stock, you may not be admitted into the meeting.

Whether or not you plan to attend, you can be sure your shares are represented at the meeting by promptly voting and submitting your proxy by completing, signing and returning the enclosed proxy card.

Thank you for your support.

Sincerely,


/s/ Shelby T. Brewer
--------------------
Shelby T. Brewer
Chairman and CEO

ABOUT THE MEETING

What am I voting on?
--------------------

You will be voting on the following:

*    To elect eight directors;
* To authorize our Board of Directors in its discretion, to amend our Certificate of Incorporation to effect a reverse stock split in a ratio of between 1-for-10 and 1-for-20, without further approval of our stockholders; and
* To ratify Tanner + Co as the Company's independent auditors.

Who is entitled to vote?
------------------------

You may vote if you owned stock as of the close of business on December 14, 2004. Each share of common stock is entitled to one vote. As of December 15, 2004, we had 130,908,553 shares of common stock outstanding. As of December 14, 2004 there were 382 shareholders of record. The holders of the Company outstanding shares of preferred stock have no voting rights.

How do I vote before the meeting?
----------------------------------

You have two voting options:

* By facsimile through the number shown on your proxy card; or
* By mail by completing, signing and returning the enclosed proxy card.

If you hold your shares in the name of a bank or broker, whether you can vote by facsimile depends on their voting processes. Please follow the directions on your proxy card carefully.

Can I vote at the meeting?
---------------------------

You may vote your shares at the meeting if you attend in person. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. You may vote by proxy by facsimile or by mail.

Can I change my mind after I vote?
----------------------------------

You may change your vote at any time before the polls close at the meeting. You may do this by (1) signing another proxy with a later date and returning it to us by mail or facsimile prior to the meeting, or (2) voting again at the meeting.


What  if  I  return my proxy card but do not  provide  voting instructions?
-------------------------------------------------------------

Proxies that are signed and returned but do not contain instructions will be voted (1) FOR the election of the nominee directors named on page 3 of this proxy statement;
(2) FOR the authorization of our Board of Directors in its discretion, to amend our Certificate of Incorporation to effect a reverse stock split in a ratio of between 1-for-10 and 1-for-20, without further approval of our stockholders; and (3) FOR the ratification of Tanner + Co. as the Company's independent auditors.


What does it mean if I receive more than one proxy card?
--------------------------------------------------------

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Registrar and Transfer Company, which may be reached at 1-800-866-1340.

Will my shares be voted if I do not provide my proxy?
-----------------------------------------------------

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms have the authority under the National Association of Securities Dealers rules to vote customers' un-voted shares, which are referred to as "broker non-votes," on certain "routine" matters, including the election of directors. Shares represented by broker non-votes are counted for purposes of establishing a quorum. At our meeting, shares represented by broker non-votes will be counted as voted by the brokerage firm in the election of directors and the ratification of the auditors, but will not be counted for all other matters to be voted on because these other matters are not considered "routine" under the applicable rules. If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

How can I attend the meeting?
-----------------------------

The annual meeting is open to all holders of Commodore Applied Technologies common stock. To attend the meeting,
you will need to bring evidence of your stock ownership.   If
your shares are registered in your name, your admission card is attached to your proxy card, and you will need to bring it with you to the meeting. If your shares are in the name of your broker or bank or you received your proxy materials electronically, you will need to bring evidence of your stock ownership, such as your most recent brokerage statement, and valid picture identification. For directions to the annual meeting, please call our Investor Relations department at 212-
308-5800.   If  you do not have either an admission  card  or
proof that you own Commodore Applied Technologies stock, you may not be admitted into the meeting.


May stockholders ask questions at the meeting?
----------------------------------------------

Yes. Representatives of the Company will answer stockholders' questions of general interest at the end of the meeting. In order to give a greater number of stockholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted.


How many votes must be present to hold the meeting?
---------------------------------------------------

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail, or facsimile. In order for us to conduct our meeting, a majority of our outstanding shares of common stock as of December 14, 2004, must be present in person or by proxy at the meeting. This is referred to as a quorum.

ABOUT THE MEETING

How many votes are needed to elect directors?
---------------------------------------------

The eight nominees receiving the highest number of "Yes" votes will be elected as directors. This number is called a plurality. Shares not voted, whether by marking "Abstain" on your proxy card, by broker non-vote (which is described above), or otherwise, will have no impact on the election of directors, except that they may be counted for purposes of establishing a quorum. Unless a properly executed proxy card is marked "Withhold Authority," the proxy given will be voted "For" the eight nominees for director.

How many votes are needed to authorize our Board of Directors in its discretion, to amend our Certificate of Incorporation to effect a reverse stock split in a ratio of between 1-for-10 and 1-for-20, without further approval of our stockholders?
-------------------------------------------------------------

The amendment of the Certificate of Incorporation to authorize our Board of Directors in its discretion, to amend our Certificate of Incorporation to effect a reverse stock split in a ratio of between 1-for-10 and 1-for-20, without further approval of our stockholders must receive the "Yes" vote of a majority of our outstanding shares of common stock as of November 10, 2004. A properly executed proxy card marked "Abstain" with respect to these proposals will not be voted. Accordingly, abstentions will have the effect of a vote "Against" these proposals.


How many votes are needed to ratify the auditors?
-------------------------------------------------

The proposal to ratify the Company's selection of an independent auditor must receive the "Yes" vote of a majority of the shares present at the meeting in order to be approved. Shares not voted, whether by marking "Abstain" on your proxy card, by broker non-vote (which is described above), or otherwise, will have no impact on the ratification of the Company's independent auditor. Unless a properly executed proxy card is marked "Withhold Authority," the proxy given will be voted "For" ratification of the Company's independent auditor.

Can  my shares be voted on matters other than those described in this proxy statement?
-------------------------------------------------------------

Yes. The Company has not received proper notice of, and is not aware of, any business to be transacted at the meeting other than as indicated in this proxy statement. If any other item or proposal properly comes before the meeting, the proxies received will be voted in accordance with the discretion of the proxy holders.

Are appraisal rights applicable to any of the proposals?
---------------------------------------------------------

No, appraisal rights do not apply to any of the proposals.

ELECTION oF DIRECTORS &
DIRECTOR BIOGRAPHIES                      (Proposal Number 1)
-------------------------------------------------------------

Who are this year's nominees?
-----------------------------

The directors standing for election this year are:

*    Dr. Shelby T. Brewer - Chairman
*    Bentley J. Blum
*    Dr. Frank E. Coffman
*    James M. DeAngelis
*    Paul E. Hannesson
*    O. Mack Jones
*    VADM Michael P. Kalleres
*    Ambassador William A. Wilson


    WE RECOMMEND THAT YOU VOTE FOR THE ELECTION OF THESE
                          DIRECTORS


How long will this year's nominees serve?
-----------------------------------------

Each director is elected to serve for a term of one year or until his or her successor is duly elected and qualified. The Company's officers are elected by, and serve at the pleasure of, the Board of Directors, subject to the terms of any employment agreements. Messrs. Hannesson and Blum are brothers-in-law. No family relationship exists among any other directors or executive officers of the Company.


Who are the directors who are nominated to  serve?
--------------------------------------------------

SHELBY T. BREWER, 68, Director since January 2001,
*    Chairman and CEO of the Company since April 2003.
*    President of the Company from January 2001 to April 2003.
*    Since April 2000, Mr. Brewer served as Chairman and CEO
     of Solutions, a wholly owned subsidiary of the Company.
* From 1996 to March 2000, Dr. Brewer was President of S. Brewer Enterprises, a privately held consulting firm he
     founded   that  is  engaged  in  supporting   mergers   and
     acquisitions, arranging private and public financing, and forming joint ventures abroad.
* Served as President and CEO of the nuclear power businesses of ABB Combustion Engineering, a public company, from 1985 to 1995.
* From 1981 to 1984, he served as Assistant Secretary of Energy in the Reagan administration, holding the top nuclear post in the US government.
* Dr. Brewer holds Ph.D. and M.S. degrees in nuclear engineering from Massachusetts Institute of Technology; he holds a B.S. degree in mechanical engineering and a B.A. in humanities from Columbia University.


BENTLEY J. BLUM, 63, Director since March 1996,
* Served as director of Environmental since 1984, Chairman of the Board of Environmental, a public company, from 1984 to November 1996 and is its principal stockholder.
* Currently serves as a director of Separation, a wholly owned subsidiary of Environmental. Currently serves as a director of Solution, a wholly owned subsidiary of the Company.

* Sole stockholder and director of a number of corporations that hold real estate interests, oil drilling and other corporate interests that are privately held companies.
* Mr. Blum is the brother-in-law of Paul E. Hannesson, a director of the Company.


DR. FRANK E. COFFMAN 63, Director since June 2002,
* Mr. Coffman also currently serves as Senior Vice President, Corporate Development Officer of Holmes & Narver, a public company, involved in construction and engineering (August 1997 - Present).
*   Mr. Coffman served as Senior Vice President, Government
    & Commercial Programs, IT Corporation, a public company, from January 1995 to May 1997 and as Vice President, Government & Commercial Programs, IT Corporation from 1984 to 1995.
*   Mr. Coffman served as Deputy Assistant Secretary for
    Waste Management for the Department of Energy ("DOE") from 1981 to 1984, Director of the Office of Advanced Nuclear Systems, DOE from 1980 to 1981 and as a Director of the Division of Fusion Development and Technology, DOE from 1978 to 1980.
* Mr. Coffman served as Chief of the Energy Research Development Agency, Fusion Systems and Applications Studies Branch from 1970 to 1975.
*   Mr.  Coffman serves on the Board of Directors of Holmes
    and Narver, a public company.
*   Mr.  Coffman holds a Ph.D. in nuclear physics and a  MA
    degree  in plasma physics from Vanderbilt University.   Mr.
    Coffman  holds a BS degree in physics from Western Kentucky
    University.


JAMES M. DEANGELIS, 44, Director since June 2002,
* Mr. DeAngelis was appointed Vice President-Finance and Treasurer of the Company in 1998 and promoted to Chief Financial and Administrative Officer and Secretary in December 1998.
*   Mr. DeAngelis also served as Senior Vice President-Sales
    & Marketing of Separation, a public company, since July 1996.
* He also served as the President of CFC Technologies, formerly a wholly owned subsidiary of the Company, since September 1994.
* He holds a MBA from the American Graduate School of International Management. He holds B.S. degrees in Biology and Physiology from the University of Connecticut.


PAUL E. HANNESSON, 62, Director since March 1996,
* Mr. Hannesson served as CEO and President of the Company from 1996 to January 2001.
* He served as Director and Officer of Environmental, a public company, from 1996 to July 1998.
* He serves as Chairman of the Board and CEO of Separation, a wholly owned subsidiary of the Company.
* Mr. Hannesson is the brother-in-law of Bentley Blum, a director of the Company.


O. MACK JONES, 64, Director since October 2003,
*    President and C.O.O. of the Company since April 2003.
*    Since February 2001, Mr. Jones served as Acting
     President of Advanced Sciences, a wholly owned subsidiary of the Company.
* From April 1998 to February 2001, Mr. Jones also has served as Vice President of Field Operations of the Company since April 1998, managing its field treatability studies and commercial projects.
* From June 1996 to April 1998, Mr. Jones served as a consultant to the Company assisting in the commercialization of the solvated electron technology.
* From 1991 to May 1996, Mr. Jones served as the founder and principal executive officer of a privately held environmental consulting company, Florida Vector Services, which provided both consulting and hands-on remediation services primarily in TSCA-related areas.
*    From 1986 to 1991, Mr. Jones was Vice President-
     Operations with Quadrex Environmental Company,a public company, managing the company's field remediation businesses.
* Mr. Jones held several managerial operating positions in power generation and distribution arenas during his twenty-six years of service to General Electric Company, a public company.
* Mr. Jones holds a degree in mechanical engineering from Mississippi State University and is registered as a professional mechanical engineer.

VADM MICHAEL P. KALLERES, 63, Director since June 2002,
* VADM Kalleres currently serves as President of Dare to Excel Inc., a privately held financial management and consulting firm (1998 to present). He also served as President and Chief Executive Officer of Global Associates, Ltd., Technology Services Group, a privately held financial and corporate consulting firm, from 1994 to 1998.
* VADM Kalleres retired from active duty in September 1994 after 32 years as a naval officer.
*   VADM    Kalleres   was   awarded   18   personal/unit
    military/combat   decorations   including    the    Defense
    Distinguished Service Medal (2 awards) and the U.S. Navy Distinguished Service Medal. He is also a recipient of the Congressional, Ellis Island Medal of Honor.
* VADM Kalleres is a former member (1994-1998) of the Defense Science Board, the Naval Studies Board of the National Academy of Science. He is also a board member of the Dean's Advisory Council at the Krannert School of Management-Purdue University, and the National Board of the Salvation Army.
* VADM Admiral Kalleres was awarded a BS degree in Industrial Management and Engineering from the Krannert School of Management-Purdue University, and a MS degree in Political and International Affairs from George Washington University.


AMBASSADOR WILLIAM A. WILSON, 89, Director since June 2002,
* Mr. Wilson has been active in ranching and farming in California and Mexico from 1980 to the present.
* Mr. Wilson was active in real estate development in California from 1961 through 1980.
*    Mr. Wilson served as Chief Engineer of Wilson Oil Tools,
     a  privately held ,  from 1938 through 1955 and as Chairman from 1955 to 1961.
*    Mr. Wilson served as the Presidential Envoy to the Holy
     See from 1980 to 1984 and as Ambassador to the Holy See from
     1984 to 1986.
* Mr. Wilson served on the Board of Directors of Jorgensen Steel Co., a public company, from 1973 to 1984 and again from
     1986  to  1991.   Mr. Wilson also served on  the  Board  of
     Directors of Pennzoil Company, a public company, from 1983 to
     1987.
* Mr. Wilson holds a BA in Mechanical Engineering from Stanford University and a Doctor of Laws, Honoris Causa from
     Assumption   College,  Barry  University,  and   Pepperdine
     University.

BOARD OF DIRECTORS INFORMATION

What is the makeup of the Board of Directors?
---------------------------------------------

Our Board of Directors currently has eight (8) members. All current directors will be standing for election.

Is the Board currently divided into classes?
--------------------------------------------

No.

What if a nominee is unwilling or unable to serve?
--------------------------------------------------

This is not expected to occur. If it does, proxies will be voted for a substitute nominated by the Board of Directors or the Board of Directors may reduce the number of directors.

What  happens if a Board member retires between the  election of directors?
-------------------------------------------------------------

Under terms of our Certificate of Incorporation, any vacancy on the Board may be filled by a majority vote of the directors then in office.

How are directors compensated?
------------------------------

Each director who is not an employee of Commodore Applied Technologies, Inc. receives $375.00 for meetings they attend other than by telephone and are reimbursed for reasonable expenses in attending meetings. Directors who are also employees of Commodore Applied Technologies, Inc. are not separately compensated for their services as directors. Directors are eligible to participate in the Company's 1998 Stock Option Plan, as amended. All non employee directors were granted 310,000 options to purchase the Company's common stock on November 19, 2003, at an exercise price equal to 100% of the trading price of the common stock on the date of award ($0.0285).

What are the committees of the Board?
-------------------------------------

The Company's Board of Directors has (i) an Audit Committee and (ii) a Compensation, Stock Option and Benefits Committee. The Company no longer maintains an Executive and Finance Committee. On August 30, 2000, the Board of Directors unanimously voted to abolish the Executive & Finance Committee and determined that the entire Board of Directors would perform its function. The Company does not have a nominating committee. The Board believes that the entire Board of Directors can effectively perform the functions of a nominating committee.

As of December 31, 2002, and as of July 24, 2003 the Audit Committee was composed of Michael P. Kalleres as Chairman, Frank E. Coffman, James M. DeAngelis and William A. Wilson. The responsibilities of the Audit Committee include recommending to the Board of Directors the firm of independent accountants to be retained by the Company, reviewing with the Company's independent accountants the scope and results of their audits, reviewing with the independent accountants and management the Company's accounting and reporting principles, policies and practices, as well as the Company's accounting, financial and operating controls and staff, supervising the Company's policies relating to business conduct and dealing with conflicts of interest relating to officers and directors of the Company.

As of December 31, 2003, and as of November 11, 2004, the Compensation, Stock Option and Benefits Committee, was composed of William A. Wilson, as Chairman, Shelby T. Brewer, Frank E. Coffman and Michael P. Kalleres. The Compensation, Stock Option, and Benefits Committee has responsibility for establishing and reviewing employee and consultant/advisor compensation, bonuses and incentive compensation awards, administering and interpreting the Company's 1998 Stock
Option Plan, and determining the recipients, amounts and other terms (subject to the requirements of the 1998 Stock Option

Plan) of options which may be granted under the  1998
Stock Option Plan from time to time and providing guidance to management in connection with establishing additional benefit plans.

How often did the Board meet in fiscal 2003?
--------------------------------------------

The Board met four (4) times during 2003. Each director attended at least 75% of the meetings of the Board and of the committees of which they were members. The Company's policy is that the directors are expected to attend the Annual Meeting of Stockholders unless extenuating circumstances prevent their attendance. All of the directors except William Wilson, Michael Kalleres, and Frank Coffman attended the last Annual Meeting of Stockholders.

BOARD OF DIRECTORS INFORMATION


 Our Board of Directors has the following committees:

 EXECUTIVE & FINANCE:

 On August 30, 2000, the Board of Directors unanimously voted to abolish the Finance & Executive Committee and determined that the entire Board of Directors would perform its function.

 AUDIT:

     *    Oversees auditing procedures
     *    Receives and accepts the report of independent auditors
     * Oversees internal systems of accounting and management control
     *    Selection of independent auditors
     * Pre-approves all audit and non-audit services to be performed by the independent auditor
     * See Audit Committee Charter - Appendix B, for expanded list of responsibilities


 VADM Michael P. Kalleres - Chair
 James M. DeAngelis
 Frank E. Coffman, PhD.
 Ambassador William A. Wilson


The Audit Committee met two (2) times in 2003.



 COMPENSATION, STOCK OPTION & BENEFITS:

    *    Administers stock incentive plans
    * Makes grants of stock awards to employees pursuant to stock incentive plans
    * Reviews and recommends compensation of directors and executive officers
    * Makes grants of stock awards to directors and officers pursuant to stock incentive plans


 Ambassador William A. Wilson - Chair
 Shelby T. Brewer, PhD.
 Frank E. Coffman, PhD.
 VADM Michael P. Kalleres


 The Compensation, Stock Option & Benefits Committee met two (2) times in 2003.

PROPOSED AMENDMENT  RELATING TO A REVERSE SPLIT
OF OUR OUTSTANDING COMMON STOCK       (Proposal Number 2)

What am I voting on?
--------------------

Our Board of Directors is seeking approval of an amendment to our certificate of incorporation, as amended, which we refer to as our certificate of incorporation, to effect a proposed reverse split of our issued and outstanding common stock in a ratio between 1-for-10 and 1-for-20 at any time before the 2005 Annual Meeting of Stockholders. Our Board of Directors believes that, because it is not possible to predict market conditions at the time the reverse stock split is to be effected, it would be in the best interests of the stockholders if the Board were able to determine, within specified limits approved in advance by our stockholders, the appropriate reverse stock split ratio. The proposed reverse stock split would combine a whole number of outstanding shares of our common stock into one share of common stock, thus reducing the number of outstanding shares without any corresponding change in our par value or market capitalization. As a result, the number of shares of our common stock owned by each stockholder would be reduced in the same proportion as the reduction in the total number of shares outstanding, so that the percentage of the outstanding shares owned by each stockholder would remain unchanged (subject to any adjustments for fractional shares).

  If this proposal is approved by our stockholders, our Board of Directors will subsequently have the authority, in its sole discretion, to determine whether or not to proceed with a reverse stock split. If the Board of Directors determines, based on factors such as prevailing market and other relevant conditions and circumstances and the trading prices of our common stock at that time, that a reverse stock split is in our best interests and in the best interests of our stockholders, it may, at such time as it deems appropriate, determine the exact ratio of the reverse stock split and effect the reverse split approved by our stockholders without further approval or authorization of our stockholders. The text of the proposed amendment to our certificate of incorporation is provided in Appendix A. The text of the proposed amendment is subject to modification to include such changes as may be required by the office of the secretary of state of Delaware or as our Board of Directors deems necessary and advisable to effect the reverse stock split.

  Our Board of Directors reserves the right, even after stockholder approval, to forego or postpone the filing of the amendment to our certificate of incorporation if it determines such action is not in our best interests or the best interests of our stockholders. If the reverse stock split adopted by the stockholders is not subsequently implemented by our Board of Directors and effected by the 2005 Annual Meeting of Stockholders, this proposal will be deemed abandoned, without any further effect. In such case, our Board of Directors will again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time. If the amendment to our certificate of incorporation is adopted and filed with the Delaware secretary of state, there will be no change in the number of authorized shares of our common stock.

What are the Reasons for the Board's Recommendation?
----------------------------------------------------

Our Board of Directors has determined that it would be advisable to effect a reverse stock split that would reduce the number of shares of our outstanding common stock. The primary reason for the reverse split stock is to increase the trading price of our common stock on the Over the Counter Bulletin Board on a per share basis, which we believe will have several benefits to our company and our stockholders.

Our Board of Directors believes that our current low per share market price of our common stock is due to many factors which include: the Company's lack of profitable operations over the last three years, the Company's declining revenue base over the last three years, the Company's restructuring efforts over the last three years, and to a lesser extent overall weakness in the environmental services sector. Our Board of Directors is hopeful that the price of our common stock will increase as we continue to implement our business plan.

Our Board of Directors believes that the increased market price of our common stock expected as a result of implementing a reverse stock split will improve the marketability of our common stock and encourage interest and trading in our common
stock.   Because  of the trading volatility  often  associated
with   low-priced   stocks,   many   brokerage   houses    and
institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-
priced    stock   economically   unattractive   to    brokers.
Additionally,  because  brokers'  commissions  on   low-priced
stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value then would be the case if the share price were substantially higher.

Our Board of Directors believes that by increasing the per share market price of our common stock as a result of the reverse stock split, we may encourage greater interest in our common stock and enhance the acceptability and marketability of our common stock to the financial community and investing public as well as promote greater liquidity for our stockholders. In addition, we have 134,346,053 outstanding shares of common stock and 1,001,200 outstanding shares of preferred stock, which are convertible into an aggregate of 181,473,539 shares of common stock, which is more than other engineering and environmental waste treatment companies that are comparable in size to us. A reverse stock split would reduce the number of shares outstanding to a number that is more comparable with those of similar engineering and environmental waste treatment companies and more appropriate to the size and scope of our current business.

It should be noted that even after implementing a reverse stock split, the marketability of our common stock will still be adversely impacted by the rules addressing broker-dealer practices in connection with transactions involving a stock defined as a "penny stock" (generally, an equity security that has a market price of less than $5.00 per share that is not traded on a national securities exchange or quoted on Nasdaq). In addition, the liquidity of our common stock may be adversely affected by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split. For more information on these considerations and other potential disadvantages or special considerations relating to the reverse stock split, see "What are the Risk Factors and Other Special Considerations Relating to the Proposed Reverse Stock Split?" below.

How  did the Board Decide on the Range of 1-10 to 1-20 for the
Reverse Split?
--------------------------------------------------------------

The Board of Directors believes that shareholder approval of an exchange ratio range (rather than an exact exchange ratio) provides the Board of Directors with maximum flexibility to achieve the purposes of the reverse stock split. The Board analyzed several companies in the same industrial sector and of similar market capitalization and annual revenue size to determine the optimal level of common stock issuance in the public marketplace. The Board determined that the Company should have 1/10 to 1/20 of the currently issued shares of common stock to more favorably compare to these companies with respect to share price, share activity, and capital structure.

A reverse stock split would reduce the number of shares outstanding to a number that is more comparable with those of similar engineering and environmental waste treatment companies and more appropriate to the size and scope of our current business.

Why does the Board think the Proposed Reverse Split is Fair to the Shareholders?
--------------------------------------------------------------

The Board feels the proposed reverse stock split is fair to all shareholders because they will all be treated equally with respect to the terms and conditions of the reverse stock split. The reverse stock split will affect all of our shareholders uniformly and will not affect any shareholder's percentage ownership interest in the Company except to the extent that the reverse stock split results in any shareholder owning a fractional share.

As described below in the section entitled "What is the Effect on Fractional Shares?", we will not issue franctional shares in connection with the reverese stock split. We will round any fractional shares resulting from the reverse stock split up to the nearest whole share such that stockholders who would otherwise be entitled to receive a fractional share will receive an extra whole share in lieu thereof.

What  are  the  Risk Factors and Other Special  Considerations
Relating to the Reverse Stock Split?
--------------------------------------------------------------

If the reverse stock split is effected, the resulting per-share stock price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve.

While the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per-share price that will attract investors or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

There can be no assurance that that the total market capitalization of our common stock (the aggregate value of all our common stock at the then market price) after the proposed reverse stock split will be equal to or greater than the total market capitalization before the proposed reverse stock split or that the per-share market price of our common stock following the reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split.

There can be no assurance that the market price per new share of our common stock after the reverse stock split will remain unchanged or increase in proportion to the reduction in the number of old shares of our common stock outstanding before the reverse stock split. For example, based on the closing price of our common stock on December 14, 2004 as quoted in the Over-the-Counter Bulletin Board of $.01 per share, if the Board of Directors decides to implement the reverse stock split and selects a reverse stock split ratio of one-for-twenty, there can be no assurance that the post-split market price of our common stock would be $.20 or greater. Accordingly, the total market capitalization of our common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock spilt. Moreover, in the future, the market price of our common stock following the reverse stock split may not exceed or remain higher than the market price prior to the reverse stock split.

A decline in the market price of our common stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of a reverse stock split, and the liquidity of our common stock could be adversely affected following such a reverse stock split.

If the reverse stock split is effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our common stock will, however, also be based on our performance and other factors, which are unrelated to the number of shares of common stock outstanding. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

The marketability of our common stock will continue to be adversely impacted by the "penny stock rules."

Broker-dealer practices in connection with transactions in "penny stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks, like shares of our common stock, generally are equity securities with a price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on Nasdaq. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, broker-dealers who sell these securities to persons other than established customers and "accredited investors" must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. Consequently, these requirements will continue to have the effect of reducing the level of trading activity and marketability of our common stock.

The reverse stock split may result in increased transaction costs to stockholders.

The number of shares held by each individual stockholder will be reduced if the reverse stock split is implemented. This will increase the number of stockholders who hold less than a "round lot," or 100 shares. Typically, the transaction costs to stockholders selling "odd lots" are higher on a per share basis. Consequently, the reverse stock split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

The reverse stock split will result in an increased number of authorized but unissued shares, which could lead to greater dilution as a result of future financing.

Upon effectiveness of the reverse stock split, the number of authorized shares of common stock that are not issued or outstanding, as of December 15, 2004, would increase from approximately 165,653,947 shares to as many as approximately 286,565,395 shares assuming a 1-for-10 reverse stock split.
As a result, we will have an increased number of authorized but unissued shares of common stock. Authorized but unissued shares will be available for issuance, and we may issue such shares in financings or otherwise. If we issue additional
shares,  the   ownership interests of our current stockholders may
be diluted.

What  Factors will the Board Consider in Determining Whether and when to Effect the Reverse Stock Split?
--------------------------------------------------------------

Although the Board of Directors has not yet determined the timing of the reverse stock split, the Board is currently in favor of effecting the reverse stock split in a timely manner following stockholder approval of this proposal in the range proposed assuming all of the factors which led the Board to consider the reverse stock split continue to exist. The determination of whether and when to effect the reverse stock split will be determined by the Board of Directors based on prevailing market conditions at the time and the current share price of the Company's common stock at such time.


How many Shares Will Result after the Reverse Split?
------------------------------------------------------

The information in the following table is based on 134,434,605 shares of the Company's issued and outstanding common stock as of December 10, 2004.



Proposed Reverse    Shares Issued     Shares Authorized and   Shares Authorized
Stock Split         and Outstanding   Reserved for Issuance     but Unreserved


1 for 10             13,434,605            30,052,549             256,512,846
1 for 20              6,717,303            15,026,274             278,256,423



What is the Effect on Fractional Shares?
----------------------------------------

If any reverse split ratio is authorized by our Board of Directors, implementation of a reverse stock split would result in some stockholders owning a fractional share of common stock. For example, if a 1-for-10 reverse stock split were to be implemented, the shares owned by a stockholder with 91 shares would be converted into 9.1 shares. To avoid such a result, we will round any fractional shares resulting from the reverse stock split up to the nearest whole share. Stockholders who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by the exchange ratio would instead receive one additional whole share at no additional cost. For example, if a 1-for-10 reverse stock split were to be implemented, the shares owned by a stockholder with 91 shares would be converted into 10 shares. We do not expect the number of shares to be issued in connection with rounding up such fractional interests to be material. There could be a disproportionate increase in the rights of shareholders who receive a whole share for a fractional share, although we do not expect any such increase to be material. For example, if a 1-for-10 reverse stock split were to be implemented, a stockholder who owns 91 shares would receive the same number of shares as a stockholder who owns 99 shares, namely 10.
After such a reverse stock split, these stockholders would own the same percentage of stock in the Company, while before the split, the stockholder who owned 99 shares owned a greater percentage of shares in the Company than the stockholder who owned 91 shares. After such a reverse stock split, these two stockholders would have the same rights with respect to the Company, including the same voting rights with respect to dividends on common stock and rights upon dissolution.

What is the Effect of Reverse Stock Split on Options?
------------------------------------------------------

The number of shares subject to outstanding options to purchase shares of our common stock also would automatically be reduced in the same ratio as the reduction in the outstanding shares. Correspondingly, the per share exercise price of those options will be increased in direct proportion to the reverse stock split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the options will remain unchanged. Assuming that an optionee holds options to purchase 1,000 shares at an exercise price of $0.07 per share, on the effectiveness of a 1-for-10 reverse stock split, the number of shares subject to that option would be reduced to 100 shares and the exercise price would be proportionately increased to $0.70 per share.

Why is the Effect of Reverse Stock Split on Warrants?
-----------------------------------------------------

The agreements governing the outstanding warrants to purchase shares of our common stock include provisions requiring adjustments to both the number of shares issuable upon exercise of such warrants, and the exercise prices of such warrants, in the event of a reverse stock split. Assuming that a warrant holder holds a warrant to purchase 10,000 shares of our common stock at an exercise price of $0.07 per share, on the effectiveness of a 1-for-10 reverse stock split, the number of shares subject to that warrant would be reduced to 1,000 shares and the exercise price would be proportionately increased to $0.70 per share.

What  is  the  Effect  of  Reverse Stock  Split  on  Series  E
Convertible Preferred Stock?
--------------------------------------------------------------

On November 4, 1999, the Company completed a $2.5 million private placement financing with The Shaar Fund Ltd. The Company issued to The Shaar Fund 335,000 shares of a newly authorized Series E Convertible Preferred Stock (the "Series E Convertible"), par value $0.001 per share, each such share of Series E Convertible having a stated value of $10.00 per share.

The holder of our Series E Convertible may convert into the Company's common stock, at any time after April 30, 2000, for a conversion price equal to the arithmetic mean of the closing prices of the Company's common stock as reported on the Over the Counter Bulletin Board for the ten trading days immediately preceding the date of conversion. The Shaar Fund currently holds 95,500 shares of Series E Convertible. The conversion of the Series E Convertible is unaffected by the Reverse Stock Split.

Accordingly, if the market price of the Company's common stock after the reverse stock split does not increase at least proportionately to the reduction in the number of outstanding shares of common stock as a result of the split (and remain at at least such level), then the Series E Convertible will convert in to a larger percentage of the outstanding shares of the Company's common stock and therefore have a greatera greater dilutive effect on existing shareholders after the reverse stock split.

The holders of the Series E Convertible have no voting rights and will not be entitled to vote on proposals addressed in the Company's proxy statement.


What  is  the  Effect  of  Reverse Stock  Split  on  Series  F
Convertible Preferred Stock?
--------------------------------------------------------------

On March 20, 2000, the Company completed a $2.0 million private placement financing with The Shaar Fund Ltd. The Company issued to The Shaar Fund 226,000 shares of Series F Convertible Preferred Stock (the "Series F Convertible"), par value $0.001 per share, each such share of Series F Convertible having a stated value of $10.00 per share.

The holder of our Series F Convertible may convert into the Company's common stock, at any time after September 31, 2000, for a conversion price equal to the arithmetic mean of the closing prices of the Company's common stock as reported on the Over the Counter Bulletin Board for the ten trading days immediately preceding the date of conversion. The Shaar Fund currently holds 118,200 shares of Series F Convertible. The conversion of the Series F Convertible is unaffected by the Reverse Stock Split.

Accordingly, if the market price of the Company's common stock after the reverse stock split does not increase at least proportionately to the reduction in the number of outstanding shares of common stock as a result of the split (and remain at at least such level) then the Series F Convertible will convert in to a larger percentage of the outstanding shares of the Company's common stock and therefore have a greatera greater dilutive effect on existing shareholders after the reverse stock split.

The holders of the Series F Convertible have no voting rights and will not be entitled to vote on proposals addressed in the Company's proxy statement.

What  is  the  Effect  of  Reverse Stock  Split  on  Series  H
Convertible Preferred Stock?
--------------------------------------------------------------

The Company issued 800,000 shares of Series H Preferred stock (the "Series H Preferred"), par value $0.001 per share, each such share of Series H Preferred having a stated value of $1.00 per share, to DRM, Russell and Speciale as part of the DRM Settlement Agreement as of September 30, 2002 for
satisfaction of the remaining liabilities relating to the purchase and working capital of DRM.


The certificate of designations governing the rights of our outstanding shares of Series H Preferred provides for adjustments to the conversion amount of the outstanding Series H Preferred stock in the event of a reverse stock split. Assuming that a 1-for-10 reverse stock split is implemented and a stockholder holds one share of our Series H Preferred, with an accreted value of $1.00 per share and a minimum conversion price of $0.40 per share, before the effectiveness of the reverse stock split, this share of Series H Preferred would be convertible into 2.5 shares of common stock. On the effectiveness of the reverse stock split, the conversion price of the Series H Preferred would be proportionately increased to $4.00 per share. As a result, these 800,000 shares of Series H Preferred would be convertible into 200,000 shares of common stock.

The holders of the Series H Convertible have no voting rights and will not be entitled to vote on proposals addressed in the Company's proxy statement.


Implementation and Effect of the Reverse Stock Split
-----------------------------------------------------

If approved by our stockholders at the Special Meeting, and if our Board of Directors determines that effecting a reverse stock split is in our best interests and the best interests of our stockholders, the Board will, in its sole discretion, select the reverse stock split in a ratio between 1-for-10 and 1-for-20, based on market and other relevant conditions and circumstances and the trading prices of our common stock at that time, and determine the method of dealing with fractional shares. Following such determinations, our Board of Directors will effect the reverse stock split by directing management to file the amendment to our certificate of incorporation with the secretary of state of Delaware at such time as the Board has determined is appropriate to effect the reverse stock split. The reverse stock split will become effective at the time specified in the amendment to our certificate of incorporation after its filing with the secretary of state of Delaware, which we refer to as the effective time.

We estimate that, following the reverse stock split, we would have the same number of stockholders and, except for  the  rounding up of fractional  shares  as
described above, the completion of the reverse stock split would not affect any stockholder's proportionate equity interest in our company. By way of example, a stockholder who owns a number of shares that prior to the reverse stock split represented one-half of a percent of the outstanding shares of the company would continue to own one-half of a percent of our outstanding shares after the reverse stock split. The reverse stock split also will not affect the number of shares of common stock that our Board of Directors is authorized to issue under our certificate of incorporation, which will remain unchanged at 300,000,000 shares. However, it will have the effect of increasing the number of shares available for future issuance because of the reduction in the number of shares that will be outstanding after giving effect to the reverse stock split. Also, because the reverse stock split would result in fewer shares of our common stock outstanding, the per share income/(loss), per share book value and other "per share" calculations would be increased.

Even if the reverse stock split is approved by the Stockholders, our Board of Directors has discretion to decline to carry out the reverse split if it determines for any reason that the reverse split will not be in our best interests. If the reverse split is not implemented on or before the 2005 Annual Meeting of Stockholders, the Board will either resolicit stockholder approval or abandon the reverse stock split.

Exchange  of  Stock  Certificates and Payment  for  Fractional
Shares
--------------------------------------------------------------

Exchange   of  Stock  Certificates.      Promptly  after   the
effective time, you will be notified that the reverse stock split has been effected. Our stock transfer agent, Registrar and Transfer Company, whom we refer to as the exchange agent, will implement the exchange of stock certificates representing outstanding shares of common stock. You will be asked to surrender to the exchange agent certificates representing your pre-split shares in exchange for certificates representing your post-split shares in accordance with the procedures to be set forth in a letter of transmittal which we will send to you. You will not receive a new stock certificate representing your post-split shares until you surrender your outstanding certificate(s) representing your pre-split shares, together with the properly completed and executed letter of transmittal to the exchange agent. We will not issue scrip or fractional shares, or certificates for fractional shares, in connection with the reverse stock split; instead, we will round any fractional shares resulting from the reverse stock split to the
nearest whole share. PLEASE  DO  NOT DESTROY   ANY  STOCK
CERTIFICATE  OR  SUBMIT  ANY OF YOUR CERTIFICATES UNTIL YOU ARE
REQUESTED TO DO SO.

Effect of Failure to Exchange Stock Certificates.
-------------------------------------------------

Upon the filing of the amendment to our certificate of incorporation with the Delaware secretary of state, each certificate representing shares of our common stock outstanding prior to the that time will, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of shares of our common stock into which the shares of our common stock evidenced by such certificate have been converted by the reverse stock split. However, a holder of such unexchanged certificates will not be entitled to receive any dividends or other distributions
payable by us  after  the effective   date,   until  the  old
certificates   have   been surrendered. Such dividends and
distributions, if any, will  be accumulated,  and  at  the  time
of  surrender  of   the   old certificates,  all such unpaid
dividends or distributions  will be paid without interest.

Are There Appraisal Rights?
---------------------------

Under the Delaware General Corporation Law and our certificate of incorporation and amended bylaws, you are not entitled to appraisal rights with respect to the reverse stock split.


What are the Federal Income Tax Consequences?
----------------------------------------------

The following description of the material federal income tax consequences of the reverse stock split is based on the Internal Revenue Code, applicable Treasury Regulations promulgated under the Code, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the proposed reverse stock split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker/dealers or insurance companies). The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. We urge stockholders to consult their own tax advisors to determine the particular consequences to them.

In general, the federal income tax consequences of the reverse stock split will vary among stockholders depending on the particular facts and circumstances of such shareholder. We believe that because the reverse stock split is not part of a plan to increase periodically a stockholder's proportionate interest in our assets or earnings and profits, the reverse stock split will likely have the following federal income tax effects.

A stockholder who receives solely a reduced number of shares of our common stock will not recognize gain or loss. In the aggregate, such a stockholder's basis in the reduced number of shares of our common stock will equal the stockholder's basis in its old shares of common stock and the holding period of the common stock received after the reverse stock split will include the holding period of the common stock held prior to the reverse stock split. The holding period of the common stock received after the reverse stock split will include the holding period of the common stock held prior to the reverse stock split.

We will not recognize any gain or loss as a result of the reverse stock split.

                _____________________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AUTHORIZE OUR BOARD OF DIRECTORS TO AMEND OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE SPLIT OF OUR OUTSTANDING COMMON STOCK IN A RATIO BETWEEN 1-FOR-10 AND 1-FOR-20 WITHOUT FURTHER APPROVAL OF OUR STOCKHOLDERS, UPON A DETERMINATION BY OUR BOARD THAT SUCH A REVERSE STOCK SPLIT IS IN OUR BEST INTERESTS AND IN THE BEST INTERESTS OF OUR STOCKHOLDERS.

RATIFICATION OF APPOINTMENT
OF INDEPENDENT ACCOUNTANTS                      (Proposal 3)
------------------------------------------------------------

What am I voting on?
--------------------

The  board  of  directors recommends that  stockholders  vote
"for" ratification of the appointment of Tanner + Co. as the Company's independent accountants for fiscal 2004.


What services does the independent accountant provide?
-------------------------------------------------------

The Audit Committee of the Company has appointed Tanner + Co. as the Company's independent accountants for the fiscal year ending December 31, 2004. Tanner + Co. has served as the Company's independent accountants since 1999. Services provided to the Company and its subsidiaries by Tanner + Co. in fiscal 2003 included the examination of the Company's consolidated financial statements, limited reviews of quarterly reports, services related to filings with the Securities and Exchange Commission and consultations on various tax matters.

Will  the  independent  auditors be  present  at  the  Annual
Meeting?
-------------------------------------------------------------

A representative(s) of Tanner + Co. will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

How  many votes are necessary to ratify Tanner + Co.  as  the
Company's independent accountants for fiscal 2004?
-------------------------------------------------------------

Ratification of the appointment of Tanner + Co. as the Company's independent accountants for fiscal 2004 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the annual meeting. In the event stockholders do not ratify the appointment of Tanner + Co., the appointment will be reconsidered by the Audit Committee and the Board of Directors.

What  fees  did the Company pay to Tanner + Co. for  services provided in fiscal year 2003 and 2002?
-------------------------------------------------------------

The following table presents fees for professional audit services rendered by Tanner + Co. for the audit of the Company's financial statements for the years ended December 31, 2003 and December 31, 2002, and fees billed by Tanner + Co. for other services during those periods.

                     2003      2002
                     ----      ----
Audit Fees (1)     $41,273   $57,570
Audit Related
  Fees (2)           8,831    12,689
Tax Fees (3)        11,100    11,600
All Other Fees          -0-       -0-
Total              $61,204   $81,859

1. Audit fees consisted of audit work performed in the preparation of the financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, such as statutory audits.
2. Audit related fees consisted principally of audits of employee benefit plans.
3. Tax fees consisted principally of assistance related to tax compliance and reporting.

Financial Information Systems Design and Implementation  Fees:
There were no fees billed by Tanner + Co. for services rendered in connection with financial information systems design and implementation services described in Paragraph
(c)(4)(ii) of Rule 2-01 of Regulation S-X. during the fiscal year ended December 31, 2003.

Principal  Accountant Independence: The  Audit  Committee  has
determined  that  the  provision  of  all  non-audit  services performed  by  the principal accountant were  compatible  with maintaining their independence.
                    _____________________

     WE RECOMMEND THAT YOU VOTE FOR THE RATIFICATION OF
                        THIS PROPOSAL

EXECUTIVE COMPENSATION
---------------------------------------------------------------

The following table sets forth the amount of all compensation paid by the Company and/or its affiliates and allocated to the Company's operations for services rendered during each of 2003, 2002 and 2001 to all persons serving as the Company's Chief Executive Officer during 2003, 2002, and 2001 to each of the Company's four most highly compensated executive officers other than the Chief Executive Officer whose total salary and bonus compensation exceeded $100,000 during any such year.


                           Summary Compensation Table


                                Annual Compensation              Long-Term Compensation
                                -------------------              ----------------------
                                                     Other                Securities
                                                    Annual   Restrited     Under-       LTIP   All Other
                                                    Compen-    Stock       Lying        Pay-   Compen-
Name and Principal                 Salary   Bonus  sation     Award(s)    Options       outs    sation
  Position                  Year    ($)      ($)     ($)        ($)         (#)          ($)     ($)
     (a)                    (b)     (c)      (d)     (e)        (g)         (g)          (h)     (i)
------------------          ----   ------   -----  -------  ----------   ---------      -----  ---------

Shelby T. Brewer, Ph.D.(1)  2003   -0-(2)    -0-     -0-       -0-       39,450,846(3)   -0-    30,000(4)
Chief Executive Officer     2002   69,677(2) -0-     -0-       -0-        2,865,200(3)   -0-    30,000(4)
                            2001   90,137(2) -0-     -0-       -0-          200,000(3)   -0-        -0-


Paul E. Hannesson           2003   -0-       -0-     -0-       -0-        4,818,075(6)   -0-        -0-
Former Chief Executive      2002   -0-       -0-     -0-       -0-        1,181,925(6)   -0-        -0-
Officer                     2001   77,242(5) -0-     -0-       -0-              -0-      -0-        -0-


James M. DeAngelis(7)       2003   12,480(8) -0-     -0-       -0-       20,641,812(9)   -0-        -0-
Senior Vice President &     2002  114,175(8) -0-     -0-       -0-        1,841,688(9)   -0-        -0-
Chief Financial Officer     2001  164,368(8) -0-     -0-       -0-              -0-      -0-        -0-


William E. Ingram           2003      -0-    -0-     -0-       -0-              -0-      -0-        -0-
Former Vice President &     2002      -0-    -0-     -0-       -0-              -0-      -0-        -0-
Controller                  2001  20,645(10) -0-     -0-       -0-              -0-      -0-        -0-


O. Mack Jones(11)           2003 103,938(12) -0-     -0-       -0-       10,240,625(13)  -0-        -0-
President &                 2002 110,019(12) -0-     -0-       -0-         1,759,37(13)  -0-        -0-
Chief Operating Officer     2001 134,805(12) -0-     -0-       -0-          100,000(13)  -0-        -0-


Peter E Harrod              2003     -0-      -0-    -0-       -0-              -0-      -0-        -0-
Former President            2002     -0-      -0-    -0-       -0-              -0-      -0-        -0-
Advanced Sciences           2001  49,460(14)  -0-    -0-       -0-          200,000(15)  -0-        -0-



(1) Mr. Brewer served as Chief Executive Officer and President of Solutions and a director of the Company since April 2000. Mr. Brewer assumed the positions of Chairman, Chief Executive Officer and President of the Company from January 2001 through October 2003 and continues to serves as Chief Executive Officer and a director since October 2003 to present.

(2)  Represents the amount of Mr. Brewer's base salary  paid by the Company. Mr. Brewer's base salary for 2003 from January through April was $250,000, and from May through December was $285,000 of which $271,000 was originally deferred until December 31, 2003, and remains unpaid as of November 11, 2004. Mr. Brewer's base salary for 2002 was $250,000 of which $184,231 was originally deferred until December 31, 2002, and remains unpaid as of November 11, 2004. Mr. Brewer's base salary for 2001was $250,000 of which $160,000 annually originally deferred until December 31,
     2001,  and  remains unpaid as of  November 11,  2004.   Mr.
     Brewer's base salary for 2000 was $90,000.

(3) Represents shares of common stock underlying stock options granted to Mr. Brewer by the Company in his capacity
     as  an  officer  and director of the Company.   Mr.  Brewer
     canceled prior options for 840,000 shares of common stock voluntarily on October 2, 2002.

(4) Represents a $1,000,000 Life Insurance Policy in the name of Shelby T. Brewer paid on behalf of Mr. Brewer by the Company.

(5)  Represents  the amount of Mr. Hannesson's  base  salary paid by the Company. The Company previously recorded a liability for $344,000 representing amounts owed to Mr.
     Hannesson under his employment contract, but deferred per agreement. The deferred salary amount was used by Mr. Hannesson to offset a portion of the exercise price and taxes with respect to Mr. Hannesson's stock option exercise of
     830,000   stock  options  in  July  2000.    See   "Certain
     Relationships and Related Transactions-Services Agreement." Mr. Hannesson was replaced as Chief Executive Officer by Shelby T. Brewer effective January 15, 2001. Mr. Hannesson remains a director of the Company.

(6) Represents shares of common stock underlying stock options granted to Mr. Hannesson by the Company in his capacity as an officer and director of the Company. Mr. Hannesson canceled prior options for 2,147,500 shares of common stock voluntarily on October 2, 2002.

(7) Mr. DeAngelis served as Vice President and Treasurer of the Company from July 1998 to December 1999 and as Sr. Vice President, Chief Financial and Administrative Officer, Treasurer and Secretary from December 1999 to present. Mr. DeAngelis has served as a director of the Company since June 2002.

(8)  Represents the amount of Mr. DeAngelis' base salary paid by the Company. Mr. DeAngelis' total base salary for 2003 from January through April was $165,000, and from May through December was $225,000 of which $194,520 was originally deferred until December 31, 2003, and remains unpaid as of November 11, 2004. Mr. DeAngelis' total base salary for 2002 was $165,000 of which $55,985 was originally deferred until December 31, 2002, and remains unpaid as of November 11, 2004. Mr. DeAngelis' total base salary for 2001 was $165,000 of which $33,000 was originally deferred until December 31,
     2002,  and  remains unpaid as of November  11,  2004.   Mr.
     DeAngelis' base salary for 2000 and 1999 was $165,000 and $145,000 respectively.

(9) Represents shares of common stock underlying stock options granted to Mr. DeAngelis by the Company in his capacity as an officer of the Company. Mr. DeAngelis canceled prior options for 681,250 shares of common stock voluntarily on October 2, 2002.

(10) Represents the amount of Mr. Ingram's base salary paid by the Company. Mr. Ingram's total base salary for 2001, 2000 and 1999 was $150,000. Mr. Ingram resigned his management position effective January 12, 2001.

(11) Mr. Jones served as Vice President and Field Operations Manager of Solutions from April 1998 to January 2001 and as President of Advanced Sciences from February 2001 to present, and President and Chief Operating Officer from April 2003 to present. Mr. Jones has served as a director of the Company since October 2003.

(12) Represents the amount of Mr. Jones' base salary paid by the Company. Mr. Jones' total base salary for 2003 from January through April was $165,000, and from May through December was $250,000 of which $115,485 originally deferred until December 31, 2003, and remains unpaid as of November 11, 2004. Mr. Jones' total base salary for 2002 was $165,000 of which $60,581 originally deferred until December 31, 2002, and remains unpaid as of November 11, 2004. Mr. Jones' total base salary for 2001 was $165,000 of which $33,000 originally deferred until

     December 31, 2001, and remains unpaid as of November 11, 2004. Mr. Jones' base salary for 2000 and 1999 was $150,000.

(13) Represents shares of common stock underlying stock options granted to Mr. Jones the Company in his capacity as an officer of the Company. Mr. Jones canceled prior options for 437,500 shares of common stock voluntarily on October 2, 2002.

(14) Represents the amount of Mr. Harrod's base salary paid by the Company, through its wholly owned subsidiary, Advanced Sciences. Mr. Harrod's total base salary for 1997, 1998 and 1999 was $150,000, $170,000, and $190,000 respectively. Mr.
     Harrod  resigned his management position effective February
     28, 2001.

(15) Represents shares of common stock underlying stock options granted to Mr. Harrod by the Company in his capacity as an officer of the Company. Mr. Harrod resigned his management position effective February 28, 2001.

STOCK OPTIONS


The following table sets forth certain information concerning options granted during the year ended December 31, 2003 to the individuals listed in the Summary Compensation Table pursuant to the Company's 1998 Stock Option Plan, as amended, (the "1998 Plan") and to certain individuals outside of the 1998 Plan. The Company has no outstanding stock appreciation rights and granted no stock appreciation rights during the year ended December 31, 2003.


              Option Grants in Last Fiscal Year

                     Individual Grants
           --------------------------------------

                                                                                Potential Realizable
                                                                                   Value at Assumed
                 Number of         Percent of                                      Annual Rates of
                 Securities        Total Options  Exercise of                 Stock Price Appreciation
                 Underlying        Granted to       Base                          for Option Term(6)
                  Options          Employees in     Price      Expiration     -------------------------
     Name        Granted (#)       Fiscal Year(5)  ($/Share)      Date           5%($)        10%($)
     (a)             (b)               (c)            (d)         (e)             (f)          (g)
-----------------------------------------------------------------------------------------------------

Shelby T. Brewer   39,450,846(1)      51.18%        0.0285     12/14/08           -0-          -0-
James M. DeAngelis 20,641,812(2)      26.78%        0.0285     12/14/08           -0-          -0-
O. Mack Jones      10,240,625(3)      13.29%        0.0285     12/14/08           -0-          -0-
Paul E. Hannesson   4,818,075(4)       6.25%        0.0285     12/14/08           -0-          -0-





  (1) Options to purchase 39,450,846 shares of common stock were issued on November 19, 2003 outside of the 1998 Plan of which 100% vested upon issuance.

  (2) Options to purchase 20,641,812 shares of common stock were issued on November 19, 2003 outside of the 1998 Plan of which 100% vested upon issuance.

  (3) Options to purchase 10,240,625 shares of common stock were issued on November 19, 2003 outside of the 1998 Plan of which 100% vested upon issuance.

  (4) Options to purchase 4,818,075 shares of common stock were issued on November 19, 2003 outside of the 1998 Plan of which 100% vested upon issuance.

  (5)   Percentages based on 77,081,358 stock options granted
        (under the 1998 Plan and outside the 1998 Plan) during the year ended December 31, 2003.

  (6) The closing price for the Company's common stock on December 31, 2003 was $0.013. The closing price is used for all the subsequent stock appreciation calculations.

  The following table sets forth certain information concerning the exercise of options and the value of unexercised options held under the 1998 Plan and outside of the 1998 Plan at December 31, 2003 by the individuals listed in the Summary Compensation Table.


        Aggregated Option Exercises In Last Fiscal Year and Fiscal
                           Year-End Option Values



                                                Number of            Value of Unexercised
                                           Securities Underlying     In-the-Money Options
                                           Unexercised Options       at Fiscal Year-End($)
                     Shares     Value      at Fiscal Year-End(#)         Exercisable/
                    Acquired   Realized         Exercisable/           Un-exercisable(2)
      Name             on       ($)(1)         Un-exercisable
                   Exercise(#)
       (a)            (b)         (c)               (d)                        (e)
----------------   ----------- ---------  -----------------------    ----------------------
                                               (d)
Shelby T. Brewer      -0-        -0-      40,316,046/40,316,046             -0-/-0-

Paul E. Hannesson     -0-        -0-       6,000,000/6,000,000              -0-/-0-

James M. DeAngelis    -0-        -0-      21,483,500/21,483,500             -0-/-0-

O. Mack Jones         -0-        -0-      12,000,000/12,000,000             -0-/-0-




      (1) Represents the difference between the last reported sale price of the Common Stock on December 31, 2003 ($0.013), and the exercise prices of the options (ranging from $0.0285 to $0.07) multiplied by the applicable number of options exercised.

      (2) Represents the difference between the exercise price and the closing price on December 31, 2003, multiplied by the applicable number of securities.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table reflects the number of shares of our common stock that, as of December 15, 2004, were outstanding and available for issuance under compensation plans that have previously been approved by our stockholders as well as compensation plans that have not previously been approved by our stockholders.



                                                     Number of Securities
                       Number of       Weighted-     Remaining Available
                     Securities to      Average              for
                           be        Exercise Price    Future Issuance
                      Issued Upon          of               Under
                      Exercise of     Outstanding    Equity Compensation
                      Outstanding       Options,       Plans (Excluding
                        Options,      Warrants and   Securities Reflected
                      Warrants and     Rights ($)       in Column (a))
                         Rights

Plan Category             (a)             (b)                (c)
Equity
Compensation Plans
Approved by Security
Holders (1)(2)          12,692,312        0.06             5,307,688

Equity Compensation
Plans not Approved by
Security Holders
(3)(4)                 102,507,158        0.03                -0-


Total..........        115,199,470        0.04             5,307,688



___________________________

1.   Consists of options issuable under the 1998 Stock Option
     Plan, as amended, as approved by the stockholders on September 12, 2003.

2.   Consists of options issuable outside of the 1998  Stock
     Option Plan, as amended as approved by the stockholders on September 12, 2003.

3.   Includes  options  to purchase a  total  of  75,151,358
     shares issued to Mr. Brewer, Mr. DeAngelis, Mr. Jones,  and
     Mr.  Hannesson in November 2003 outside of the  1998  Stock
     Option Plan, as amended.

4.   Includes  warrant  to purchase a  total  of  27,355,800
     shares issued to Mr. Blum in November 2003.


The following is a brief description of the material features of the equity compensation plans not approved by our stockholders that are reflected in the chart above.

On November 19, 2003, our Board of Directors approved the issuance of stock options outside of the Company's 1998 Stock Option Plan, as amended, and warrants for the Company's common stock to executive officers and directors of the Company. A total of 75,151,358 fully vested, non-qualified stock options were issued with an exercise price of $0.0285 and an expiration date of December 14, 2008 (as described in footnote 3 above). A warrant for a total of 27,355,800 shares of the Company's common stock was issued to a director with an exercise price of $0.0285 and an expiration date of November 18, 2008 (as described in footnote 4 above). The purpose of these options and warrant is to advance the interests of our stockholders by enhancing our ability to attract, retain and motivate persons who make important contributions to the Company by providing them with equity ownership opportunities that better align their interests with those of our stockholders.

     Ten Year Option Repricings

     The following table sets forth information regarding options held by the Commodore Named Executive Officers and Directors that were voluntarily surrendered by such persons, after which the Company issued new options to such persons at current fair market value. The Compensation Committee approved these transactions in order to restore the incentive value of such options.




                              Number of
                              Securities                                                            Length
                              Underlying    Market Price of       Exercise Price                    of Original
                              Options       Stock at              of Option at        New           Option Term At
                              Repriced or   Time of Repricing     Time of Repricing   Exercise      Date of Repricing
                     Date     Amended (#)   or Amendment ($)(1)    or Amendment ($)   Price($)(2)   or Amendment
                     ----     -----------   -------------------    ----------------   -----------   -------------
Shelby T. Brewer    10/02/02    200,000           $0.07                  $0.288          $0.07         12/14/08
                    10/02/02    500,000           $0.07                  $1.00           $0.07         12/14/08
                    10/02/02    140,000           $0.07                  $1.06           $0.07         12/14/08
James M. DeAngelis  10/02/02    181,250           $0.07                  $0.4375         $0.07         12/14/08
                    10/02/02    300,000           $0.07                  $0.288          $0.07         12/14/08
                    10/02/02    200,000           $0.07                  $0.688          $0.07         12/14/08
O. Mack Jones       10/02/02    187,500           $0.07                  $0.4375         $0.07         12/14/08
                    10/02/02    100,000           $0.07                  $0.288          $0.07         12/14/08
                    10/02/02    150,000           $0.07                  $0.688          $0.07         12/14/08
Paul E. Hannesson   10/02/02    147,500           $0.07                  $0.4375         $0.07         12/14/08
                    10/02/02  1,000,000           $0.07                  $0.50           $0.07         12/14/08
Bentley J. Blum     10/02/02     70,000           $0.07                  $0.4375         $0.07         12/14/08
                    10/02/02     70,000           $0.07                  $1.00           $0.07         12/14/08


      _________________________

     (1) Represents the closing price of our common stock on October 2, 2002 as reported by the AMEX Stock Market ($0.07).

     (2) In October 2002, Mr. Brewer, the Company's Chairman of the Board and Chief Executive Officer, voluntarily surrendered options to purchase 840,000 shares of our common stock, after which the Company issued to him options to purchase 865,200 shares of our common stock so long as Mr. Brewer continues to be an eligible participant under the 1998 Stock Option Plan, as amended. The exercise price of the new options is equal to 100% of the fair market value of our common stock on the date of grant of the new options, as determined by the last reported sales price of our common stock as reported by the AMEX Stock Market on the date we granted the new options.

     (3)  In October 2002, Mr. DeAngelis, the Company's Chief
          Financial and Administrative Officer, Treasurer and Secretary, voluntarily surrendered options to purchase 681,250 shares of our common stock, after which the Company issued to him options to purchase 681,250 shares of our common stock so long as Mr. DeAngelis continues to be an eligible participant under the 1998 Stock Option Plan, as amended. The exercise price of the new options is equal to 100% of the fair market value of our common stock on the date of grant of the new options, as determined by the last reported sales price of our common stock as reported by the AMEX Stock Market on the date we granted the new options.

     (4)  In October 2002, Mr. Jones, the Company's President and
          Chief Operating Officer, voluntarily surrendered options to purchase 437,500 shares of our common stock, after which the Company issued to him options to purchase 437,500 shares of our common stock so long as Mr. Jones continues to be an eligible participant under the 1998 Stock Option Plan, as amended. The exercise price of the new options is equal to 100% of the fair market value of our common stock on the date of grant of the new options, as determined by the last reported sales price of our common stock as reported by the AMEX Stock Market on the date we granted the new options.

     (5)  In October 2002, Mr. Hannesson, the Company's former
          Chairman of the Board and Chief Executive Officer, voluntarily surrendered options to purchase 1,147,500 shares of our common stock, after which the Company issued to him options to purchase 1,147,500 shares of our common stock so long as Mr. Hannesson continues to be an eligible participant under the 1998 Stock Option Plan, as amended. The exercise price of the new options is equal to 100% of the fair market value of our common stock on the date of grant of the new options, as determined by the last reported sales price of our common stock as reported by the AMEX Stock Market on the date we granted the new options.

     (6) In October 2002, Mr. Blum voluntarily surrendered options to purchase 140,000 shares of our common stock, after which the Company issued to him options to purchase 144,200 shares of our common stock so long as Mr. Blum continues to be an eligible participant under the 1998 Stock Option Plan, as amended. The exercise price of the new options is equal to 100% of the fair market value of our common stock on the date of grant of the new options, as determined by the last reported sales price of our common stock as reported by the AMEX Stock Market on the date we granted the new options.

COMPENSATION COMMITTEE REPORT
---------------------------------------

Filings made by companies with the Securities and Exchange Commission sometimes "incorporate information by reference." This means the Company is referring you to information that has been previously filed with the SEC and that this information should be considered as part of the filing you are reading. The Compensation Committee Report and Stock Performance Graph in this proxy statement are not incorporated by reference into any other filings with the SEC.

What are the components of executive compensation?
---------------------------------------------------

Our compensation program for executives consists of three key elements:

*    Annual base salary
*    Performance based annual bonus
*    Long-term stock incentive compensation

What is the overview and philosophy of executives compensation?
----------------------------------------------------------------

The Company's executive compensation program is designed to be linked to corporate performance and returns to stockholders. Of particular importance to the Company is its ability to grow and enhance its competitiveness for the rest of the decade and beyond. Shorter-term performance, although scrutinized by the CSOB Committee, stands behind the issue of furthering the Company's strategic goals. To this end, the Company has developed an overall compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified performance goals.

The objectives of the Company's executive compensation program are to:

*  attract,   motivate  and  retain  the   highest   quality
   executives;
* motivate them to achieve tactical and strategic objectives in a manner consistent with the Company's corporate values; and
* link executive and stockholder interests through equity-based plans and provide a compensation package that recognizes individual contributions as well as overall business results.

To   achieve   these   objectives,   the   Company's   executive
compensation program is designed to:

* focus participants on high priority goals to increase stockholder value;
* encourage behavior that exemplifies to Company's values relating to customers, quality of performance, employees, integrity, teamwork and good citizenship;
* assess performance based on results and pre-set goals that link the business activities of each individual to the goals of the Company; and
* increase stock ownership to promote a proprietary interest in the success of the Company.

How  are  the Chairman of the Board and Chief Executive  Officer
compensated?
----------------------------------------------------------------

Shelby T. Brewer, the Chairman of the Board and Chief Executive Officer of the Company, received a base salary for 2003 from January through April of $250,000 per annum, and from May through December was $285,000 per annum of which $271,000 was originally deferred until December 31, 2003, and remains unpaid as of November 11, 2004. The members of the CSOB Committee established the amount actually received by Mr. Brewer last year as base salary for services rendered to the Company and its affiliates. In determining Mr. Brewer's salary, the CSOB Committee considered, without any particular weighting, the salaries paid to chief executive officers of comparable companies, the company's performance in terms of stock price and key financial indices compared to its peers, the performance of Mr. Brewer, and Mr. Brewer's extensive industry knowledge.

Mr. Brewer received no cash bonus for fiscal 2003 under the Officers Bonus Pool Plan. This plan pays total bonuses of up to 25% of a participant's salary. The CSOB Committee determined that no bonus was to be paid in fiscal 2003.

How are other executive officers compensated?
----------------------------------------------

In setting all other executive officers annual salaries, the CSOB Committee reviews an annual salary plan recommended by the Chairman and CEO. The annual salary plan is based on numerous subjective factors that include performance, merit increases and responsibility levels.

All executive officers are eligible to participate in the officer's bonus plans. Under these plans, officers are eligible to receive a bonus up to an established percent of their annual base salary, depending on the Company's performance relative to criteria established by the Compensation Committee. During fiscal 2003, based upon these objective performance assessments, no officer was awarded a bonus as reflected in the Summary Compensation Table contained elsewhere in this proxy statement.


COMPENSATION, STOCK OPTION AND BENEFITS COMMITTEE


The Report of the Compensation Committee on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this Annual Report into any filing under the Securities Act, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.


Does the Compensation Committee compare Company salaries to
other companies?
-----------------------------------------------------------

Salaries are based on the Compensation Committee assessment of each officer's past performance and the expectation for future contributions in leading the Company. In addition, the
Compensation Committee reviews compensation data for the industry and other companies similar in size. This review is not done scientifically. The Compensation Committee uses other company compensation data for information purposes only, but also considers subjective factors relating to the differences between companies.

How are limitations on the deductibility of compensation
handled?
---------------------------------------------------------

Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid by publicly held corporations to $1 million per employee. The $1 million limitation generally does not apply to compensation based on performance goals if certain requirements are met. The Company believes its Senior Officers' Bonus Pool Plan and Executive Officers' Bonus Plan each satisfy Section 162(m). As a result, the Company believes that the compensation paid under these plans is not subject to limits on deductibility. However, there can be no assurance that the Internal Revenue Service would reach the same conclusion.

Who prepared this report?
--------------------------

This report has been furnished by the members of the Compensation, Stock Option and Benefits committee:

Ambassador William A. Wilson, Chair
Shelby T. Brewer, PhD.
Frank E. Coffman, PhD.
VADM Michael P. Kalleres

AUDIT COMMITTEE REPORT
-------------------------

Filings made by companies with the Securities and Exchange Commission sometimes "incorporate information by reference." This means the Company is referring you to information that has been previously filed with the SEC and that this information should be considered as part of the filing you are reading. The Audit Committee Report in this proxy statement is not incorporated by reference into any other filings with the SEC.

What are the responsibilities of  the Audit
Committee?
-------------------------------------------

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors and is governed by its Charter as set forth in Exhibit A, hereto, which was adopted in October of 2004. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and discussed with the independent accountants the independence of the independent accountants. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61.

What are the areas of focus of  the Audit Committee?
----------------------------------------------------

The  Audit  Committee reviews with the independent  auditors,
who   are  responsible  for  expressing  an  opinion  on  the
conformity   of  those  audited  financial  statements   with
generally accepted accounting principles:

*    the overall scope and plans for their respective audits,

*    their  judgments  as  to  the  quality,  not  just   the
     acceptability, of the Company's accounting principles,

* their independence from management and the Company including matters in the written disclosures and the letter from the independent accountants required by the Independence Standards Board No. 1,

* and such other matters as are required to be discussed with the committee under generally accepted auditing standards.

The Audit Committee also pre-approves all audit and non-audit services  performed by the independent auditors.  (see  Audit
Committee  Charter  -  Appendix  B,  for  expanded  list   of
responsibilities)

Who are the independent members of the Audit Committee?
-------------------------------------------------------

Messrs. Kalleres, Coffman, and Wilson are independent audit committee members in accordance with the listing standards of the American Stock Exchange. Mr. DeAngelis is an Executive Officer of the Company, and as such, is not independent. Having Mr. DeAngelis on the committee is in the best interest of the Company because he can provide day-to-day supervision to the internal audit staff, he is readily available to address issues with management, and provides independent members insight into audit and financial matters.

What financial statements  does the  Audit Committee review?
------------------------------------------------------------

The   audit  committee,  as  part  of  its  Charter,  reviews
quarterly with management the Company's financial statements prior to filing with the Securities and Exchange Commission and discusses with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61.
In  addition,  the
committee in reliance on the reviews and discussions referred to above, has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

Does the Company have an Audit Committee Financial Expert?
----------------------------------------------------------

The Board of Directors has determined that VADM Kalleres and Mr. DeAngelis by virtue of their background, education, and experience are audit committee financial experts within the meaning of SEC rules. VADM Kalleres is independent of management under the AMEX listing standards.

Who prepared this report?
-------------------------

This report has been furnished by the members of the Audit
Committee:

VADM Michael P. Kalleres - Chair
Frank E. Coffman, PhD.
James M. DeAngelis
Ambassador William A. Wilson

What fees were paid to the Company's Principal Accountant?
----------------------------------------------------------

The following table presents fees for professional audit services rendered by Tanner + Co. for the audit of the Company's financial statements for the years ended December 31, 2003 and December 31, 2002, and fees billed by Tanner + Co. for other services during those periods.

                  2003      2002
                  ----      ----
Audit Fees(1)   $41,273   $57,570
Audit Related
  Fees(2)         8,831    12,689
Tax Fees(3)      11,100    11,600
All Other Fees      -0-       -0-
Total           $61,204   $81,859

1. Audit fees consisted of audit work performed in the preparation of the financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, such as statutory audits.
2. Audit related fees consisted principally of audits of employee benefit plans.
3. Tax fees consisted principally of assistance related to tax compliance and reporting.

Financial Information Systems Design and Implementation Fees:
There were no fees billed by Tanner + Co. for services rendered in connection with financial information systems design and implementation services described in Paragraph
(c)(4)(ii) of Rule 2-01 of Regulation S-X. during the fiscal year ended December 31, 2003.

Principal Accountant Independence: The Audit Committee has determined that the provision of all non-audit services performed by the principal accountant were compatible with maintaining their independence.

STOCK PERFORMANCE GRAPH

This graph compares our total stockholder returns, the Standard and Poor's 500 Composite Stock Index, the Standard and Poor's Small Cap Composite Environmental Services Stock Index, the Standard and Poor's 500 Composite Environmental Services Stock Index, and the Standard and Poor's 500 Super Composite Environmental Services Stock Index. The graph assumes $100 invested at the per share closing price of the common stock of Commodore Applied Technologies, Inc. on the American Stock Exchange, from June 28, 1996 through March 6, 2003, and then on the Over the Counter Bulletin Board from that point forward.

<GRAPH OMITTED>





                        06/28/1996  12/26/1997  12/25/1998  12/31/1999  12/29/2000  12/28/2001  12/27/2002  12/31/2003
                        ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
CXII                    100.00      53.93       5.62        14.61       4.49        2.34        1.26        0.23
S&P 500                 100.00      139.64      182.85      219.09      196.87      173.12      130.53      165.80
S&P Small Cap
Environmental Services  100.00      87.25       64.24       62.00       102.29      87.92       70.85       78.49
S&P 500 Environmental
Services                100.00      100.82      107.49      49.05       79.42       90.87       63.69       83.75
S&P Super
Composite Environmental
Services                100.00      102.84      106.11      52.62       85.52       95.02       70.92       90.82



Comparison of initial $100 investment in various indices versus the common stock of the Company.

STOCK OWNERSHIP

The following table sets forth certain information, as of December 14, 2004, with respect to the beneficial ownership of common stock by each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock of the Company. Unless otherwise indicated, the owners have sole voting and investment power with respect to their respective shares.




                         Number of Shares       Percentage of
  Name and Address of     of Common Stock        Outstanding
   Beneficial Owner        Beneficially       Shares of Common
                             Owned(4)               Stock
                                             Beneficially Owned
-----------------------  -----------------   -------------------
Shelby T. Brewer, PhD(1)   62,009,593(5)           34.86%
Bentley J. Blum(2)         35,019,680(6)           21.21%
James M. DeAngelis (2)     22,582,000(7)           14.39%
O. Mack Jones (3)         12,000,000(8)             8.20%
Commodore Environmental
Services, Inc. (2)         8,382,302(9)             6.24%
Paul E. Hannesson (2)      6,714,721(10)            4.76%
Frank E. Coffman, PhD (2)    450,000(11)              *
VADM Michael P. Kalleres (2) 450,000(12)              *
William A. Wilson (2)        450,000(13)              *
All  executive officers     139,675,993            55.37%
and Directors as a
group (8 persons)


	* Percentage ownership is less than 1%.

(1)  The address of Shelby T. Brewer is 2151 Jamieson Street,
     Carlyle Towers, Suite 308, Alexandria, Virginia 22314.

(2)  The address of Commodore Environmental Services, Inc.,
     Bentley J. Blum, Paul E. Hannesson, and James M. DeAngelis is 150 East 58th Street, Suite 3238, New York, New York 10155.

(3)  The address of O. Mack Jones is 507 Knight Street,
     Richland, Washington 99352.

(4) As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Exchange Act as consisting of sole or shared voting power (including the power to vote or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights.

(5)  Consists of: (i) 3,428 shares of common stock (ii)
     490,695 shares of our common stock representing the balance held of the common stock issued pursuant to the Restated Brewer Note, dated as of March 15, 2001, between the Company and SB Enterprises and a subsequent conversion notice for 50% of the outstanding principal dated as of April 9, 2001; (iii)

     13,189,842 shares of our common stock representing the balance held of the common stock issued pursuant to the Restated Brewer Note, dated as of March 15, 2001, between the Company and SB Enterprises and a subsequent conversion notice for the remaining 50% of the outstanding principal dated as of March 17, 2003 (iv) 865,200 shares of the Company common stock underlying currently exercisable options granted to Mr. Brewer by the Company under the 1998 Plan; (v) 2,000,000 shares of the Company common stock underlying currently exercisable options granted to Mr. Brewer by the Company outside of the Company's 1998 Plan; (vi) 1,000,000 shares of our common stock underlying a currently exercisable two year warrant at an exercise price of $0.05 per share granted to S.B. Enterprises in connection with the extension of the Brewer Note until January 1, 2004; and (vii) 39,450,846 shares of our common stock underlying a currently exercisable five year warrant at an exercise price of $0.0285 per share granted to Mr. Brewer outside of the Company's 1998 Plan.

(6) Consists of: (i) 2,500,000 shares of our common stock issued to Bentley J. Blum in exchange for $125,000 of debt owed to Mr. Blum from the Company; (ii) 144,200 shares of the Company common stock underlying currently exercisable options granted to Mr. Blum by the Company under the Company's 1998 Plan; (iii) 27,355,800 shares of our common stock underlying a currently exercisable five year warrant at an exercise price of $0.0285 per share granted to the Blum Asset Trust by the Company in connection with the Blum Loan and services provided by the Blum Asset Trust over the last five years; and (iv) Mr. Blum's indirect beneficial ownership of common stock based upon his beneficial ownership of 28,479,737 shares and his spouse's ownership of 2,000,000 shares of Environmental common stock, representing together 37.74% of the outstanding shares of Environmental common stock at April 14, 2004, and 4,500,000 shares of Environmental common stock underlying currently exercisable stock options, representing together 41.02% of the outstanding shares of Environmental. Does not include 450,400 shares of Environmental common stock owned by Simone Blum, the mother of Mr. Blum, and 385,000 shares of Environmental common stock owned by Samuel Blum, the father of Mr. Blum. Mr. Blum disclaims any beneficial interest in the shares of Environmental common stock owned by his spouse, mother and father.

(7)  Consists of (i) 16,500 shares of common stock; (ii)
     841,688 shares of common stock underlying currently exercisable stock options granted to Mr. James M. DeAngelis by the Company under the Company's 1998 Plan; (iii) 1,000,000 shares of common stock underlying currently exercisable stock options granted to Mr. DeAngelis by the Company outside of the Company's 1998 Plan; (iv) Mr. DeAngelis' indirect beneficial ownership of common stock based upon his ownership of 580,000 shares of Environmental; and (vi) 20,641,812 shares of our common stock underlying a currently exercisable five year warrant at an exercise price of $0.0285 per share granted to Mr. DeAngelis outside of the 1998 Plan.

(8) Consists of (i) 1,759,375 shares of common stock underlying currently exercisable stock options granted to Mr.
     O. Mack Jones by the Company under the Company's 1998 Plan; and (ii) 10,240,625 shares of our common stock underlying a currently exercisable five year warrant at an exercise price of $0.0285 per share granted to Mr. Jones outside of the 1998 Plan.

(9) Excludes warrants to purchase an aggregate of 2,104,248 shares of common stock at an exercise price of $1.60 per share. See "Market for Registrant's Common Equity and Related Stockholder Matters-Recent Sales of Unregistered Securities" and "Certain Relationships and Related Transactions."

(10) Consists of: (i) 1,181,925 shares of common stock underlying currently exercisable stock options granted to Mr. Paul E. Hannesson by the Company under the 1998 Plan; (ii) 4,818,075 shares of our common stock underlying currently exercisable stock options granted to Mr. Paul E. Hannesson by the Company at an exercise price of $0.0285 per share granted to Mr. Hannesson outside of the Company's 1998 Plan; and
   (iii) Mr. Hannesson's indirect beneficial ownership of common stock based upon his ownership of an aggregate of (a) 2,650,000 shares of Environmental common stock owned by Suzanne Hannesson, the spouse of Mr. Hannesson, (b) 2,650,000 shares of Environmental common stock owned by the Hannesson Family Trust

    (Suzanne Hannesson and John D. Hannesson, trustees) for the benefit of Mr. Hannesson's spouse and (c) 500,000 shares of Environmental common stock in exchange for options to purchase 950,000 shares of Environmental common stock, issued to Hannesson Family Trust, representing together 7.18% of the outstanding shares of Environmental common stock as of April 14, 2004, and (d) currently exercisable options to purchase 525,705 shares of Environmental common stock, representing together 7.78% of the outstanding shares of Environmental common stock. Does not include (i) 40,000 shares of the Company's common stock owned by each of Jon Paul and Krista Hannesson, the adult children of Mr. Hannesson; and (ii) 1,000,000 shares of Environmental common stock owned by each of Jon Paul and Krista Hannesson. Mr. Hannesson disclaims any beneficial interest in the shares of Environmental common stock owned by or for the benefit of his spouse and children. It also does not include 1,000,000 shares of common stock underlying stock options granted to Mr. Hannesson by the Company that are not currently exercisable.

(11) Consists of 450,000 shares of common stock underlying currently exercisable stock options granted to Mr. Frank E. Coffman by the Company's 1998 Plan.

(12) Consists of 450,000 shares of common stock underlying currently exercisable stock options granted to Mr. Michael P. Kalleres
     VADM by the Company under the Company's 1998 Plan.

(13) Consists of 450,000 shares of common stock underlying currently exercisable stock options granted to Mr. William A. Wilson by the Company under the Company's 1998 Plan.

Messrs. Blum and Hannesson are brothers-in-law.

Executive Officers and Key Employees
------------------------------------

      The executive officers of the Company are Shelby T. Brewer, Ph.D., who serves as Chairman of the Board and Chief Executive Officer, O. Mack Jones, who serves as President and Chief Operating Officer, and James M. DeAngelis, who serves as Chief Financial and Administrative Officer and Secretary and Treasurer. Additional information regarding Dr. Brewer, Mr. DeAngelis and Mr. Jones is included in this proxy statement under the heading "Election of Directors and Director Biographies."

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.
-----------------------------------------------


     On June 13, 2001, the Company issued and sold to Milford Capital Management, Inc. and the Shaar Fund, Ltd. (hereinafter known as "Milford/Shaar") one-year, 15% Senior Secured Promissory Notes (the "Milford/Shaar Bridge Loan Notes") in the aggregate principal amount of $1,000,000. In connection with the Milford/Shaar Bridge Loan Notes, the Company issued to Milford/Shaar a five-year warrant for 333,334 shares of the Company's common stock at an exercise price of $0.22 per share. The Company pledged its equipment and SET related intellectual property as collateral for the Milford/Shaar Bridge Loan Notes.

     The Company made all payments on the Milford/Shaar Bridge Loan Notes until November 13, 2001. The Company asked for and received a forbearance of payments on the Milford/Shaar Bridge Loan Notes from November 13, 2001 until December 31, 2005. In connection with the Milford/Shaar Bridge Loan Notes, the Company issued to Milford/Shaar in February 2004, a five-year warrant for 250,000 shares of the Company's common stock at an exercise price of $0.03 per share. The Shaar Fund, Ltd., through the Shaar Bridge Loan, continues to provide cash installments on a periodic basis in the form of additional principal. The current principal balance of the Milford/Shaar Bridge Loan Notes is $2,648,741 as of September 30, 2004 and remains unpaid as of December 15, 2004. Additionally, as of December 15, 2004, there is $119,073 in accumulated forbearance fees and $100,000 due in exit fees on the Milford/Shaar Bridge Loan Notes.

     On October 2, 2002, Mr. Bentley Blum, a Director of the Company, had previously loaned the Company with $125,000 of cash installments over the period of one year (the "Blum Loan"). The Company elected to convert the Blum Loan to the Company's common stock using the conversion feature of the 5-day average closing price of the Company's common stock prior to October 2, 2002. On October 2, 2002, Blum issued a conversion notice for $125,000 of the outstanding principal of the Blum Loan into 2,500,000 shares. Mr. Blum continued to provide cash installments in the form of a loan to the Company through February 2004 (the "Blum Demand Note"). The Blum Demand Note bears interest at 9% per annum and has no due date at this time. The current principal balance of the Blum Demand Note is $312,032 as of September 30, 2004 and remains unpaid as of December 15, 2004.

     On November 19, 2003, the Company issued a warrant to purchase 27,355,800 shares of its common stock at an exercise price of $0.0285 per share (the closing price of our common stock on the OTCBB on such date) to the Blum Asset Trust, a company controlled by Bentley Blum, a Director of the Company, in consideration for the loans made to the Company and the usage of office space and personnel of the Blum Asset Trust over the last five years.

GENERAL
--------

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation, Stock Option and Benefits Committee were officers or employees of the Company or had any relationship with the Company requiring disclosure under Securities and Exchange Commission regulations.


COMPLIANCE WITH SECTION 16(a) BENEFICIAL OWNER

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC reports of ownership and changes in ownership of the Company's common
stock.   Directors,  executive officers and  greater  than  ten
percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the Company or written representations that no other reports were required, we believe that during fiscal year 2003, all our directors, executive officers and greater than ten percent beneficial owners complied with these requirements, except that Mr. Jones was late in filing his Form 3 and Messrs. Brewer, Blum, DeAngelis, Hannesson, Jones, Kalleres, Coffman and Wilson were late in reporting stock options or warrants granted to them on November 20, 2003.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTS

Tanner + Co. was our auditor during fiscal 2003. The Board of Directors has selected Tanner + Co. to serve as auditors for the present fiscal year, subject to shareholder ratification. A representative of that firm will be present at the annual meeting, will be given an opportunity to make a statement and will be available to respond to appropriate questions.

AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO STOCKHOLDERS

SEC rules require us to provide an Annual Report on Form 10K to stockholders who receive this Proxy Statement. We will also provide copies of the Annual Report on Form 10K to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (not including documents incorporated by reference), are available without charge to stockholders upon written request to Investor Relations, Commodore Applied Technologies, Inc., 150 East 58th Street, Ste. 3238, New York, NY 10155, by calling (212) 308-5800 or via the Internet at www.commodore.com.

COMMUNICATION WITH DIRECTORS

The Board of Directors has adopted the following process for shareholders to send communications to members of the Board. Stockholders may communicate with the chairs of the Audit or the Compensation, Stock Option and Benefits Committee of the Board, or with our independent directors, by sending a letter to the following address: Board of Directors, Commodore Applied Technologies, Inc., c/o Corporate Secretary, 150 East 58th Street, Suite 3238, New York, New York 10155.


Communications are distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. In that regard, the Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of the Board should be excluded, such as:

*   spam
*   junk mail and mass mailings
*   product inquiries
*   new product suggestions

*   resumes and other forms of job inquiries
*   surveys
*   business solicitations or advertisements.


In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out must be made available to any outside director upon request.

The Board will consider properly submitted shareholder nominees for candidates for membership on the Board of Directors. Shareholders proposing individuals for consideration by the Board must include at least the following information about the proposed nominee: the proposed nominee's name, age, business or residence address, principal occupation or employment, and whether such person has given written consent to being named in the proxy statement as a nominee and to serving as a director if elected. Shareholders should send the required information about the nominee to:

     Corporate Secretary
     Commodore Applied Technologies, Inc.
     150 East 58th Street, Suite 3238
     New York, New York 10155

In order for an individual proposed by a stockholder to be considered by the Board for recommendation as a Board nominee, the Corporate Secretary must receive the proposal no later than 5 p.m. Central Time on June 1, 2005. Such proposals must be sent via registered, certified, or express mail (or other means that allows the shareholder to determine when the proposal was received by the Company). The Corporate Secretary will send properly submitted shareholder proposed nominations to the Board for consideration at a future Board meeting. Individuals proposed by shareholders in accordance with these procedures will receive the same consideration that individuals identified to the Board through other means receive.

STOCKHOLDER PROPOSALS

To be considered for inclusion in next year's proxy statement, stockholder proposals must be submitted in writing by June 1, 2005. Any stockholder proposal, including nomination of a director, to be considered at next year's meeting, but not included in the proxy statement, must be submitted in writing by August 31, 2005, or the persons appointed as proxies may exercise their discretionary voting authority with respect to the proposal. All written proposals should be submitted to:

     Corporate Secretary
     Commodore Applied Technologies, Inc.
     150 East 58th Street, Suite 3238
     New York, New York 10155

Our by-laws, which are publicly available through our SEC reports or may be obtained upon request from our Corporate Secretary, state the specific requirements that must be included in any notice of any business to be brought before the meeting.

SOLICITATION BY BOARD; EXPENSES OF SOLICITATION

Our Board of Directors has sent you this Proxy Statement. Our directors, officers and associates may solicit proxies. We will also reimburse brokers, nominees and fiduciaries to send proxies and proxy materials to our stockholders so they can vote their shares.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The SEC allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to another
document   that  we  filed  separately  with  the   SEC.    The
information incorporated by reference is considered a part of this proxy statement. Information in this proxy statement updates and, in some cases, supersedes information incorporated by reference from documents that Commodore Applied Technologies, Inc. has filed with the SEC prior to the date of this proxy statement, while information that we file later with the SEC will automatically update and, in some cases, supersede the information in this proxy statement.

The following documents and information we previously filed with the SEC are incorporated by reference into this proxy statement and are being provided to shareholders together with this proxy statement.

Commodore  Applied Technologies, Inc.'s Annual Report  filed  on
Form 10-K for the fiscal year ended December 31, 2003;

Commodore Applied Technologies, Inc.'s Quarterly Report filed on
Form 10-Q for the quarterly period ended September 30, 2004;

Documents incorporated by reference are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this proxy statement. You may obtain documents that we have filed with the SEC and incorporated by reference in this document, without charge, by making an oral or written request to Commodore Applied Technologies, Inc. as follows:

     Investor Relations
     Commodore Applied Technologies, Inc.
     150 East 58th Street, Suite 3238
     New York, New York 10155
     (212)-308-5800 telephone
     (212)-753-0731 facsimile

                          FORM OF PROXY

              COMMODORE APPLIED TECHNOLOGIES, INC.

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           THE COMPANY


       The undersigned, a stockholder of COMMODORE APPLIED TECHNOLOGIES, INC., a Delaware corporation (the "Company"), hereby appoints Shelby T. Brewer and James M. DeAngelis, and each of them, as proxies for the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of the Company held of record by the undersigned at the close of business on December 14, 2004 at the Annual Meeting of
Stockholders of the Company to be held on Tuesday, February 8, 2005, at 11:00 a.m., local time, at The Fitzpatrick Hotel, 687 Lexington Avenue, New York, New York 10022, and at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR IDENTIFIED BELOW AND FOR PROPOSALS 2 AND 3 SET FORTH BELOW.

IF YOU CHOOSE TO VOTE BY FACSIMILE, PLEASE FILL IN THE PROXY CARD AS DIRECTED ABOVE AND FAX TO THE ATTENTION OF: JAMES M. DEANGELIS, SECRETARY OF THE 2003 ANNUAL MEETING OF THE SHAREHOLDERS OF COMMODORE APPLIED TECHNOLOGIES, INC. AT 212-755-0731 ANYTIME PRIOR TO TUESDAY, FEBRUARY 8, 2005, at 11:00 A.M., LOCAL TIME, NEW YORK, NY.

      1. To elect the following nominees as Directors of the Company to hold office until the Annual Meeting of Stockholders to be held in 2005, and until their respective successors are duly elected and have qualified: Bentley J. Blum, Shelby T. Brewer, PhD., Frank E. Coffman, PhD., James M. DeAngelis, Paul E. Hannesson, O. Mack Jones, VADM Michael P. Kalleres, and Ambassador William A. Wilson.


  FOR ALL NOMINEES (except as         WITHHOLD ALL NOMINEES
    marked to the contrary)

             (   )                            (   )


     AUTHORITY TO WITHHOLD A VOTE FOR ANY OF THE ABOVE NAMED
 INDIVIDUALS SHOULD BE INDICATED BY LINING THROUGH OR OTHERWISE
              STRIKING OUT THE NAME OF THE NOMINEE.

     2. To authorize our Board of Directors in its discretion, to amend our Certificate of Incorporation to effect a reverse stock split in a ratio of between 1-for-10 and 1-for-20, without further approval of our stockholders.


(   ) FOR           (   ) AGAINST        (   ) ABSTAIN
------------------------------------------------------------------


      3. To ratify the appointment of Tanner + Co as the Company's independent auditors for the year ending December 31, 2004.


(   ) FOR           (   ) AGAINST        (   ) ABSTAIN
------------------------------------------------------------------


      4. Upon such other matters as may properly come before such Annual Meeting and any adjournments or postponement thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     The undersigned hereby acknowledges receipt of (1) the Notice of Annual Meeting for the 2003 Annual Meeting, (2) the
Proxy Statement and (3) the Company's 2003 Annual Report to
Stockholders on Form 10-K.


Dated: ______________________, 2005




                                   ________________________________
                                   Signature



                                   ________________________________
                                   Print Name


                                   ________________________________
                                   Signature, if Jointly Held


                                   ________________________________
                                   Print Name



            PLEASE SIGN EXACTLY AS YOUR NAME APPEARS

HEREIN, if signing as attorney, executor, administrator, trustee or guardian, indicate such capacity. All joint tenants must sign. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. The Board of Directors requests that you fill in the date and sign the proxy and return it in the enclosed envelope.


             IF THE PROXY IS NOT DATED IN THE ABOVE
           SPACE, IT IS DEEMED TO BE DATED ON THE DAY
           ON WHICH IT WAS MAILED BY THE CORPORATION.

                         Appendix A
                         ----------

                  CERTIFICATE OF AMENDMENT
                             TO
                    AMENDED AND RESTATED
                CERTIFICATE OF INCORPORATION
                             OF
            COMMODORE APPLIED TECHNOLOGIES, INC.
                   a Delaware corporation

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, the undersigned, Shelby T. Brewer, Chief Executive Officer of Commodore Applied Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY,

FIRST:     The  name of the Corporation is Commodore  Applied
Technologies, Inc. (hereinafter the "Corporation").

SECOND: Pursuant to Section 242 of the Delaware General Corporation Law, the Board of Directors of the Corporation has duly adopted, and a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote as a class has duly approved, the amendment to the Certificate of Incorporation of the Corporation, as amended, set forth in this Certificate of Amendment.

THIRD:     That Article 4 of the Certificate of Incorporation
of the Corporation, as amended, is amended to insert the following paragraph immediately following the last sentence of paragraph three:

     "Upon  the  filing  and  effectiveness  (the  "Effective
     Time")  of  this  Certificate  of  Amendment  with   the
     Delaware  Secretary of State,  every         outstanding
     shares of Common Stock shall without further action by this Corporation or the holder thereof be combined into and automatically become one share of Common Stock. The number of authorized shares of Common Stock of the Corporation and the par value of the Common Stock shall remain as set forth in this Amended and Restated Certificate of Incorporation, as amended. No fractional share shall be issued in connection with the foregoing combination; all shares of Common Stock that are held by a stockholder will be aggregated for purposes of such combination and each stockholder shall be entitled to receive the number of whole shares resulting from the combination of the shares so aggregated. In lieu of any interest in a fractional share of Common Stock to which a stockholder would otherwise be entitled as a result of the foregoing combination of shares; each and every fractional share will be rounded up to one whole share of Common Stock.

FOURTH:      That  said  amendment  was  duly   adopted,   in
accordance with the provisions of Section 242 of the  General
Corporation law of the State of Delaware.

         IN WITNESS WHEREOF, said Board of Directors of Commodore Applied Technologies, Inc. have caused this
Certificate to be signed by its Chief Executive Officer, Shelby T. Brewer, and attested by James M. DeAngelis, its
Chief Financial Officer, this    day of       , ______.


                         COMMODORE APPLIED TECHNOLOGIES, INC.

                         By:  _________________________
                         Name:     Shelby T. Brewer
                         Title:    Chief Executive Officer

ATTEST

By:  _______________________
Name:     James M. DeAngelis
Title:    Chief Financial Officer

                           Appendix B

                 CHARTER OF THE AUDIT COMMITTEE
                               OF
                     THE BOARD OF DIRECTORS
                               OF
                 COMMODORE APPLIED TECHNOLOGIES



1.Purpose.   The   purpose  of  the  Audit  Committee   (the
  "Committee") shall be to (a) appoint, oversee and replace, if necessary, the independent auditor; (b) assist the Board of
  Director's oversight of (i) the preparation of the financial statements of Commodore Applied Technologies Corporation (the "Company"), (ii) the Company's compliance with legal and
  regulatory   requirements,  (iii)  the  independent   auditor's
  qualifications and independence, and (iv) the performance of the independent auditor; and (c) prepare the report the Securities and Exchange Commission rules require be included in the Company's annual proxy statement.

2.Composition of the Audit Committee. The Committee shall consist of not less than three board members appointed by the Board of Directors of the Company. Committee members may be removed by the Board of Directors in its discretion. The majority of the members of the Committee shall satisfy the independence requirements of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and any applicable stock exchange where the Company's shares of common stock may be trading, as such requirements are interpreted by the Board of Directors in its business judgment, and the Board of Directors shall annually review the Committee's compliance with such requirements. Members of the Committee shall be versed in reading and understanding financial statements.

3.Meetings of the Audit Committee. The Committee shall hold regularly scheduled meetings and such special meetings as circumstances dictate. It shall meet separately, at least twice annually, with management, with the personnel responsible for the internal audit function, and with the independent auditor to discuss results of examinations, or discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee shall report regularly to the Board of Directors.

4.Responsibilities of the Audit Committee. The function of the
  Committee   is   oversight.  While  the   Committee   has   the
  responsibilities set forth in this charter, it is not the responsibility of the Committee to plan or conduct audits, to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Company. This is the responsibility of management. The independent auditor is responsible for performing independent audits of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing reports thereon. The Committee has direct and sole responsibility for the appointment, compensation, oversight and replacement, if necessary, of the independent auditor, including the resolution of disagreements between management and the auditor regarding financial reporting. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors). The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board of Directors.

5.Duties and Proceedings of the Audit Committee. The Committee shall assist the Board of Directors in fulfilling its oversight responsibilities by accomplishing the following:

5.1. Oversight of Independent Auditor.

a) Annually evaluate, determine the selection of, and if necessary, determine the replacement of or rotation of, the independent auditor.
b) Approve or pre-approve all auditing services (including comfort letters and statutory audits) and all permitted non-audit services by the auditor.
c) Review, evaluate and discuss formal reports, at least annually, from the independent auditor regarding the auditor's independence, including a delineation of all relationships between the auditor and the Company; and recommend to the Board of Directors actions to satisfy the Board of Directors of the independence of the auditor.
d) At least annually, receive a report, orally or in writing, from the independent auditor detailing the firm's internal control procedures and any material issues raised by the independent auditor's internal quality control review, peer review or any governmental or other professional inquiry performed within the past five years and any remedial actions implemented by the firm.

5.2   Oversight of Audit Process and Company's Legal Compliance
      Program.

a) Review with the independent auditor the overall scope and plans for audits, including authority and organizational reporting lines and adequacy of staffing and compensation. Review with the independent auditor any difficulties with audits and managements' response.
b) Review and discuss with management and the independent auditor the Company's system of internal control, its financial and critical accounting practices, and policies relating to risk assessment and management.
c) Receive and review reports of the independent auditor discussing 1) all critical accounting policies and practices to be used in the firm's audit of the Company's financial statements, 2) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and 3) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.
d) Discuss with management and the independent auditor any changes in the Company's critical accounting principles and the effects of alternative GAAP methods, off-balance sheet structures and regulatory and accounting initiatives.
e) Review and discuss with management and the independent auditor the annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Conditions and Results of Operations" of the Company prior to the filing of the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Discuss results of the annual audit and quarterly review and any other matters, including the results of the review of internal controls and procedures, required to be communicated to the Committee by the independent auditor under generally accepted auditing standards. Discuss with management and the independent auditor their judgment about the quality of accounting principles, the reasonableness of significant judgments, including a description of any transactions as to which the management obtained Statement on Auditing Standards No. 50 letters, and the clarity of disclosures in the financial statements, including the Company's disclosures of critical accounting policies and other disclosures under "Management's Discussion and Analysis of Financial Conditions and Results of Operations."
f) Review material pending legal proceedings involving the Company and other contingent liabilities.
g) Receive from the Chief Executive Officer and Chief Financial Officer a report of all significant deficiencies and material weaknesses in the design or operation of internal controls, and any fraud that involves management or other employees who have a significant role in the Company's internal controls.
h) Discuss with the independent auditor the matters required to be communicated to audit committees in accordance with Statement on Auditing Standards No. 61.
i) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or accounting matters.

j) Receive reports from, and make inquiries of, appropriate officers of the Company concerning all related party transactions, conduct appropriate review of all related party transactions for potential conflict of interest situations and approve all such related party transactions.

5.3  Other Responsibilities.

a) Review adequacy of this audit committee charter annually and submit charter to Board of Directors for approval.
b) Prepare or cause to be prepared the report for inclusion in the Company's annual proxy statement as required by the rules of the Securities and Exchange Commission.
c) Put in place an appropriate control process for reviewing and approving the Company's internal transactions and accounting.
d)   Report to the Board of Directors on a regular basis.
e) Annually review with the independent auditors the performance of the Committee, the results of which review shall be presented to the Board of Directors.
f) Perform any other activities consistent with the Charter, By-laws and governing law as the Board of Directors or the Committee shall deem appropriate, including holding meetings with the Company's investment bankers and financial analysts.

6 Authority and Resources of the Audit Committee. The Committee has the authority to retain legal, accounting or other experts that it determines to be necessary to carry out its duties. It also has authority to determine compensation for such advisors as well as for the independent auditor. The Committee may determine appropriate funding needs for its own ordinary administrative expenses that are necessary and appropriate to carrying out its duties.


                              #####